                                                                     EXHIBIT 4.1

                                                                  EXECUTION COPY

--------------------------------------------------------------------------------

                            METRIS RECEIVABLES, INC.

                                   Transferor

             DIRECT MERCHANTS CREDIT CARD BANK, NATIONAL ASSOCIATION

                                    Servicer

                                       and

                         U.S. BANK NATIONAL ASSOCIATION

                                     Trustee

                 on behalf of the Series 2004-1 Securityholders

                            SERIES 2004-1 SUPPLEMENT

                           Dated as of April 20, 2004

                                       to

           SECOND AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                          Dated as of January 22, 2002

                           ---------------------------

                               METRIS MASTER TRUST

                     $200,000,000 Floating Rate Asset Backed
                       Securities, Series 2004-1, Class A

                            $27,272,728 Asset Backed
                       Securities, Series 2004-1, Class B

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

SECTION 1.     Designation...........................................................................     1

SECTION 2.     Definitions...........................................................................     1

SECTION 3.     Reassignment Terms....................................................................    16

SECTION 4.     Delivery and Payment for the Series 2004-1 Securities.................................    19

SECTION 5.     Form of Delivery of Series 2004-1 Securities; Denominations...........................    19

SECTION 6.     Article IV of the Agreement...........................................................    19

SECTION 7.     Article V of the Agreement............................................................    35

SECTION 8.     Series 2004-1 Pay Out Events..........................................................    38

SECTION 9.     Series 2004-1 Termination.............................................................    39

SECTION 10.    Legends; Transfer and Exchange; Restrictions on Transfer of Series 2004-1
               Securities............................................................................    40

SECTION 11.    The Policy............................................................................    41

SECTION 12.    Ratification of Agreement.............................................................    43

SECTION 13.    [Reserved]............................................................................    43

SECTION 14.    Counterparts..........................................................................    43

SECTION 15.    Governing Law; Submission to Jurisdiction; Appointment of Agent for Service of
               Process...............................................................................    43

SECTION 16.    Instructions in Writing...............................................................    44

SECTION 17.    Amendment for FASIT Purposes..........................................................    44

SECTION 18.    Paired Series.........................................................................    44

SECTION 19.    Third Party Beneficiaries.............................................................    44

SECTION 20.    Tax Treatment.........................................................................    45

SECTION 21.    Investments...........................................................................    45

SECTION 22.    Additional Representations and Warranties of the Transferor...........................    45

SECTION 23.    Servicer Covenants; Servicer Defaults.................................................    46

EXHIBITS

Exhibit A-1    Form of Class A Investor Security
Exhibit A-2    Form of Class B Investor Security
Exhibit B      Form of Monthly Securityholder's Statement

         SERIES 2004-1 SUPPLEMENT, dated as of April 20, 2004 (this "Series Supplement"), by and among METRIS RECEIVABLES, INC., a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "Transferor"), DIRECT MERCHANTS CREDIT CARD BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, as Servicer (the "Servicer"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee"), under the Second Amended and Restated Pooling and Servicing Agreement, dated as of January 22, 2002 (as amended, supplemented or otherwise modified from time to time, the "Agreement"), by and among the Transferor, the Servicer and the Trustee.

         Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Securities.

         Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Securities and shall specify the Principal Terms thereof.

         SECTION 1. Designation. There is hereby created a Series of Investor Securities to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "Series 2004-1 Securities." The Series 2004-1 Securities shall be issued in two Classes, which shall be designated generally as the Floating Rate Asset Backed Securities, Series 2004-1, Class A (the "Class A Securities"), and the Asset Backed Securities, Series 2004-1, Class B (the "Class B Securities").

         SECTION 2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern with respect to the Series 2004-1 Securities. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 2004-1 Securities and no other Series of Securities issued by the Trust.

         "Accumulation Period" shall mean the period commencing at the close of business on the last day of the March 2006 Monthly Period or such later date as is determined in accordance with Section 4.19 of the Agreement and ending on the first to occur of (a) the commencement of the Early Amortization Period and (b) the Series 2004-1 Termination Date.

         "Accumulation Period Factor" shall mean, for any Monthly Period, a fraction, the numerator of which is equal to the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the allocation percentages applicable for Principal Collections, and the denominator of which is equal to the sum of (a) the Class A Invested Amount, (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the allocation percentages applicable for Principal Collections of all other Series which are not expected to be in their revolving periods during such Monthly Period, and (c) the sum of the numerators used to calculate the allocation percentages applicable for Principal Collections of all Classes of other outstanding Series which are not allocating Shared Principal Collections and are expected to be in their revolving periods during such Monthly Period.

         "Accumulation Period Length" shall have the meaning specified in
Section 4.19 of the Agreement.

         "Accumulation Period Reserve Account" shall have the meaning specified in subsection 4.18(a) of the Agreement.

         "Accumulation Shortfall" shall initially mean zero and thereafter shall mean, with respect to any Monthly Period during the Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Monthly Period over the amount deposited into the Principal Funding Account pursuant to subsection 4.12(a) of the Agreement with respect to the Series 2004-1 Securities for the previous Monthly Period.

         "Additional Interest" shall mean, at any time of determination, the Class A Additional Interest.

         "Adjusted Invested Amount" shall mean as of any Business Day, (i) the Invested Amount minus (ii) the sum of the amounts then on deposit in the Principal Account and the Principal Funding Account and the Series 2004-1 Percentage of the amount then on deposit in the Excess Funding Account.

         "Aggregate Finance Charge Collection Cross-Collateralization Spread Account Shortfalls" shall mean, with respect to any Business Day, the aggregate amount of the Finance Charge Collection Cross-Collateralization Spread Account Shortfall of all New MBIA Series on such Business Day.

         "Aggregate Finance Charge Collections Available for New MBIA Series Cross-Collateralization" shall mean, with respect to any Business Day, the aggregate amount of the Finance Charge Collections Available for New MBIA Series Cross-Collateralization of all New MBIA Series on such Business Day.

         "Aggregate Interest Rate Caps Notional Amount" shall mean with respect to any date of determination an amount equal to the sum of the notional amounts or equivalent amounts of all outstanding Cap Agreements, Replacement Interest Rate Caps and Qualified Substitute Arrangements, each as of such date of determination.

         "Aggregate Master Subordination Account Funding Requirement" shall have the meaning specified in the MBIA Master Account Agreement.

         "Amortization Period" shall mean the period commencing on the Amortization Period Commencement Date and continuing until the Series 2004-1 Termination Date.

         "Amortization Period Commencement Date" shall mean the earlier of the first day of the Accumulation Period and the Pay Out Commencement Date.

         "Available Reserve Account Amount" shall mean, with respect to any Transfer Date, the lesser of (a) the amount on deposit in the Accumulation Period Reserve Account as of such date (before giving effect to any withdrawal made or to be made pursuant to subsection 4.18(c) of the Agreement from the Accumulation Period Reserve Account on such Transfer Date) and (b) the Required Reserve Account Amount for such Transfer Date.

         "Available Series 2004-1 Finance Charge Collections" shall have the meaning specified in subsection 4.9(a) of the Agreement.

         "Available Series 2004-1 Principal Collections" shall mean, with respect to any Monthly Period, or portion thereof commencing on the Amortization Period Commencement Date, an amount equal to the sum of (i) an amount equal to the Fixed/Floating Percentage of all Principal Collections (less the amount of Redirected Principal Collections) received during such Monthly Period, (ii) any amount on deposit in the Excess Funding Account allocated to the Series 2004-1 Securities pursuant to subsection 4.9(d) of the Agreement with respect to such period, (iii) the sum of the aggregate amount allocated with respect to the Series Default Amount with respect to such period and the Series 2004-1 Percentage of any unpaid Adjustment Payments paid pursuant to subsections 4.9(a)(iii) and 4.9(a)(iv) of the Agreement with respect to such period, any reimbursements of unreimbursed Charge-Offs pursuant to subsections 4.9(a)(v) and
(xii) of the Agreement with respect to such period plus in each case, amounts applied with respect thereto pursuant to subsections 4.10(a) and (b), 4.14, 4.17(b) and 4.18(b), (c) and (d) of the Agreement, (iv) the Policy Claim Amount with respect to Potential Class A Charge-Offs for the related Distribution Date paid pursuant to subsection 11(b) of this Series Supplement, (v) the aggregate Shared Principal Collections allocated to the Series 2004-1 Securities pursuant to Section 4.8 of the Agreement with respect to such period and (vi) the proceeds of the sale of all or a portion of an Interest Rate Cap with respect to such Monthly Period.

         "Average Invested Amount" shall mean with respect to any Monthly Period the arithmetic average of the Adjusted Invested Amount outstanding on each Business Day after giving effect to all transactions on such Business Day from but excluding the Default Recognition Date related to the preceding Monthly Period to and including the Default Recognition Date with respect to such Monthly Period.

         "Average Principal Receivables" shall mean with respect to any Monthly Period the arithmetic average of the total amount of Principal Receivables and the amount on deposit in the Excess Funding Account on each Business Day after giving effect to all transactions on such Business Day from but excluding the Default Recognition Date related to the preceding Monthly Period to and including the Default Recognition Date with respect to such Monthly Period.

         "Base Rate" shall mean, with respect to any Monthly Period, the sum of
(i) the Class A Interest Rate as of the last day of such Monthly Period, plus
(ii) the product of 2.00% per annum and the percentage equivalent of a fraction the numerator of which is the Adjusted Invested Amount and the denominator of which is the Invested Amount, each as of the last day of such Monthly Period.

         "Cap Agreements" shall mean each interest rate cap agreement, between the Transferor and a Cap Provider, as amended from time to time, with respect to the Class A Interest Rate and any additional interest rate protection agreement or agreements, entered into between the Transferor and a Cap Provider, as the same may from time to time be amended, restated, modified and in effect, with the prior written consent of the Insurer.

         "Cap Proceeds Account" shall have the meaning specified in subsection 3A(b) of this Series Supplement.

         "Cap Provider" shall mean a third party cap provider having a rating acceptable to the Rating Agencies.

         "Cap Receipt Amount" shall mean, with respect to any Business Day, the amount on deposit in the Cap Proceeds Account.

         "Cap Settlement Date" shall have the meaning specified in subsection 3A(b) of this Series Supplement.

         "Carryover Class A Interest" shall mean, with respect to any Business Day, (a) any Class A Monthly Interest due but not paid on any previous Distribution Date plus (b) any Class A Additional Interest due on the next succeeding Distribution Date.

         "Charge-Offs" shall mean the sum of Class A Charge-Offs and Class B Charge-Offs.

         "Class A Additional Interest" shall have the meaning specified in
Section 4.6 of the Agreement.

         "Class A Adjusted Invested Amount" shall mean, for any date of determination, an amount not less than zero equal to the then current Class A Invested Amount minus the sum of the Principal Funding Account Balance and the amount then on deposit in the Principal Account for the benefit of the Class A Securities on such date of determination.

         "Class A Charge-Offs" shall have the meaning specified in subsection 4.13(c) of the Agreement.

         "Class A Floating Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A Adjusted Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amounts on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

         "Class A Initial Invested Amount" shall mean the aggregate initial principal amount of the Class A Securities, which is $200,000,000.

         "Class A Interest Rate" shall mean 0.28% per annum in excess of LIBOR as determined on the related LIBOR Determination Date.

         "Class A Interest Shortfall" shall have the meaning specified in
Section 4.6 of the Agreement.

         "Class A Invested Amount" shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class A Securityholders through and including such Business Day, minus
(c) the aggregate amount of Class A Charge-Offs for all prior Distribution Dates, plus (d) the sum of the aggregate amount reimbursed with respect to reductions of the Class A Invested Amount through and including such Business Day pursuant to subsection 4.9(a)(v) of the Agreement plus, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b), 4.14, 4.16(b) and (c), 4.17(b), and 4.18(b), (c) and (d) of the Agreement, for
the purpose of reimbursing amounts deducted pursuant to the foregoing clause
(c).

         "Class A Monthly Interest" shall mean the interest distributable in respect of the Class A Securities as calculated in accordance with Section 4.6 of the Agreement.

         "Class A Outstanding Principal Amount" shall mean with respect to the Class A Securities, when used with respect to any Business Day, an amount equal to (a) the Class A Initial Invested Amount minus (b) the aggregate amount of principal payments made to the Class A Securityholders on or prior to such Business Day.

         "Class A Percentage" shall mean a fraction the numerator of which is the Class A Initial Invested Amount and the denominator of which is the Initial Invested Amount.

         "Class A Principal" shall mean the principal distributable in respect of the Class A Securities as specified in subsection 4.7(a) of the Agreement.

         "Class A Required Amount" shall mean, on any Business Day, the amount equal to the excess, if any, of (x) the sum of (i) the Class A Monthly Interest for the Interest Accrual Period beginning in the then current Monthly Period,
(ii) any Carryover Class A Interest, (iii) the Class A Percentage of the Series Servicing Fee for the then current Monthly Period, (iv) the Class A Floating Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period and (v) the Class A Percentage of the Series 2004-1 Percentage of any Adjustment Payment the Transferor is required but fails to make pursuant to subsection 3.8(a) of the Agreement on such Business Day and on each previous Business Day during such Monthly Period over (y) the Available Series 2004-1 Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections (and, if such day is the Default Recognition Date for such Monthly Period, any Transferor Retained Finance Charge Collections) allocated with respect to the amounts described in clauses (x)(i) through (v) above with respect to such Business Day and all previous Business Days in such Monthly Period.

         "Class A Securities" shall mean any of the securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

         "Class A Securityholder" shall mean the Person in whose name a Class A Security is registered in the Security Register.

         "Class B Charge-Offs" shall have the meaning specified in subsection 4.13(a) of the Agreement.

         "Class B Excess Amount" shall mean, with respect to any Business Day, the excess of the Class B Invested Amount over the Stated Class B Amount on such Business Day after taking into account all adjustments of the Class A Adjusted Invested Amount on such day.

         "Class B Fixed/Floating Percentage" shall mean, for any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

         "Class B Floating Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount at the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

         "Class B Initial Invested Amount" shall mean the aggregate initial principal amount of the Class B Securities, which is $27,272,728.

         "Class B Invested Amount" shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the initial principal balance of the Class B Securities, minus (b) the aggregate amount of principal payments made to Class B Securityholders (or to the Insurer pursuant to Section 5.1(c)) through and including such Business Day, minus (c) the aggregate amount by which the Transferor has reduced the Class B Invested Amount pursuant to subsection 4.12(b) of the Agreement, minus (d) the aggregate amount of Class B Charge-Offs for all prior Distribution Dates, minus (e) the aggregate amount of Redirected Principal Collections for all prior Distribution Dates plus
(f) the sum of the aggregate amount reimbursed with respect to reductions of the Class B Invested Amount through and including such Business Day pursuant to subsection 4.9(a)(xii) of the Agreement plus, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b), 4.16(b) and
(c), 4.17(b), and 4.18(b), (c) and (d) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d) and (e).

         "Class B Outstanding Principal Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class B Initial Invested Amount minus (b) the aggregate amount of principal payments made to the Class B Securityholders (or to the Insurer pursuant to Section 5.1(c)) prior to such Business Day.

         "Class B Principal" shall mean the principal distributable in respect of the Class B Securities as specified in subsection 4.7(b) of the Agreement.

         "Class B Principal Payment Commencement Date" shall mean the earlier of
(a) (i) with respect to the Accumulation Period, the Expected Final Payment Date or (ii) during the Early Amortization Period, the first Distribution Date on which the Class A Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 2004-1 Securities remaining after payments have been made to the Class A Securities on such Distribution Date, the Distribution Date following the first Distribution Date on which the Class A Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Section 2.4(e), 9.2, 10.2(a),
12.1 or 12.2 of the Agreement or Section 3 of this Series Supplement.

         "Class B Securities" shall mean any of the securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

         "Class B Securityholder" shall mean the Person in whose name a Class B Security is registered in the Security Register.

         "Closing Date" shall mean April 20, 2004.

         "Controlled Accumulation Amount" shall mean, for any Transfer Date with respect to the Accumulation Period prior to the payment in full of the Class A Invested Amount, $16,666,666.67; provided, however, that if the Accumulation Period Length is determined to be less than 12 months pursuant to Section 4.19 of the Agreement, the Controlled Accumulation Amount for each Transfer Date with respect to the Accumulation Period prior to the payment in full of the Class A Invested Amount will be equal to (i) the product of (x) the Class A Initial Invested Amount and (y) the Accumulation Period Factor for the Monthly Period preceding such Transfer Date divided by (ii) the Required Accumulation Factor Number.

         "Controlled Deposit Amount" shall mean, with respect to any Transfer Date, the sum of (a) the Controlled Accumulation Amount for such Transfer Date and (b) any existing Accumulation Shortfall.

         "Covered Amount" shall mean, with respect to any Interest Accrual Period during the Accumulation Period prior to the payment in full of the Class A Invested Amount, the product of (a) the Class A Interest Rate in effect with respect to such Interest Accrual Period, (b) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (c) the Principal Funding Account Balance (up to the Class A Invested Amount) as of the last day of the Monthly Period preceding the Monthly Period in which such Interest Accrual Period ends.

         "Default Amount" shall mean, (i) on any Business Day other than the Default Recognition Date, the aggregate amount of Principal Receivables in Accounts which became Defaulted Accounts on such Business Day and (ii) on any Default Recognition Date the aggregate amount of Principal Receivables in Accounts which became Defaulted Accounts during the then current Monthly Period (other than such Accounts which were included in clause (i)).

         "Default Recognition Allocation Percentage" shall mean, with respect to each Default Recognition Date, the percentage equivalent of a fraction, the numerator of which is the Average

Invested Amount for the related Monthly Period and the denominator of which is the Average Principal Receivables in the Trust for the related Monthly Period.

         "Default Recognition Date" shall mean the last day of each calendar month; provided, however, that with respect to any Monthly Period the "related Default Recognition Date" shall mean the Default Recognition Date occurring closest to the last day of such Monthly Period and any amounts allocated or applied on such Default Recognition Date shall be deemed to apply to the related Monthly Period.

         "Defeasance" shall have the meaning specified in Section 4.20 of the Agreement.

         "Distribution Date" shall mean June 21, 2004, and the twentieth day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day.

         "DTC" shall mean The Depository Trust Company.

         "Early Amortization Period" shall mean the period beginning on the earlier of (a) the day on which a Pay Out Event occurs or is deemed to have occurred and (b) the Expected Final Payment Date if the Class A Invested Amount has not been paid in full on such date, and ending on the earlier of (i) the date on which the Class A Invested Amount and the Class B Invested Amount have been paid in full and (ii) the Scheduled Series 2004-1 Termination Date.

         "Enhancement" shall mean, with respect to the Class A Securities, the subordination of the Class B Invested Amount, and the benefits of the Interest Rate Caps and the Policy.

         "Excess Finance Charge Collections" shall mean, with respect to any Business Day, as the context requires, either (x) the amount described in subsection 4.9(a)(xiv) of the Agreement allocated to the Series 2004-1 Securities but available to cover shortfalls in amounts paid from Finance Charge Collections for other Series, if any, or (y) the aggregate amount of Finance Charge Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 2004-1 Securities.

         "Excess Spread Percentage" shall have the meaning specified in the Insurance Agreement.

         "Expected Final Payment Date" shall mean April 20, 2007.

         "FASIT" shall have the meaning specified in Section 17 of this Series Supplement.

         "Finance Charge Collection Cross-Collateralization Spread Account Shortfall" shall mean, for any Business Day, (x) for Series 2004-1, the excess of the Spread Account Maximum over the amount on deposit in the Spread Account on such date, after giving effect to any amounts allocated pursuant to subsection 4.9(a)(ix) of the Agreement and (y) for any other New MBIA Series, the amount specified as such in the series supplement for such New MBIA Series.

         "Finance Charge Collections Available for New MBIA Series Cross-Collateralization" shall mean, for any Business Day, (x) for Series 2004-1, any Available Series 2004-1 Finance

Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (ix) of the Agreement and (y) for any other New MBIA Series, the amount specified as such in the series supplement for such New MBIA Series.

         "Fitch" shall mean Fitch, Inc., or its successor.

         "Fixed/Floating Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage; provided, however, that, on and after the Pay Out Commencement Date, with respect to the allocations of Collections of Finance Charge Receivables, the numerator used in the above calculation shall be the Adjusted Invested Amount as of the day immediately preceding the Pay Out Commencement Date.

         "Floating Percentage" shall mean for any Business Day the sum of the applicable Class A Floating Percentage and Class B Floating Percentage for such Business Day.

         "Initial Invested Amount" shall mean $227,272,728.

         "Insurance Agreement" shall mean the Series 2004-1 Insurance and Reimbursement Agreement, dated as of April 20, 2004, among the Insurer, the Trustee, the Servicer, Metris and the Transferor.

         "Insurer" shall mean MBIA Insurance Corporation, a New York domiciled insurance company.

         "Interest Accrual Period" shall mean, with respect to a Distribution Date, the period from and including the preceding Distribution Date to but excluding such Distribution Date; provided, however, that the initial Interest Accrual Period shall be the period from the Closing Date to but excluding the initial Distribution Date.

         "Interest and Servicing Fee Deficiency" shall mean, with respect to any Monthly Period, an amount equal to the excess of (a) the sum of the Class A Monthly Interest for the Interest Accrual Period beginning in such Monthly Period, the Carryover Class A Monthly Interest and the Series Servicing Fee for such Monthly Period over (b) the Available Series 2004-1 Finance Charge Collections applied to the payment thereof pursuant to subsections 4.9(a)(i) and
(ii) of the Agreement, the amount of Transferor Finance Charge Collections and Excess Finance Charge Collections allocated thereto pursuant to Section 4.10 of the Agreement, the amount of Redirected Principal Collections applied with respect thereto pursuant to Section 4.14 of the Agreement, the amount of Principal Funding Account Investment Proceeds applied with respect thereto pursuant to subsection 4.17(b) of the Agreement, and amounts withdrawn from the Accumulation Period Reserve Account and applied with respect thereto pursuant to subsections 4.18(b) and (c) of the Agreement.

         "Interest Rate Cap Agreement" shall have the meaning specified in
Section 22 of this Series Supplement.

         "Interest Rate Caps" shall mean the interest rate caps provided pursuant to Cap Agreements by one or more Cap Providers to the Trustee on behalf of any of the Series 2004-1 Securityholders which shall entitle the Trust to receive monthly payments equal to the product of (i) the positive difference, if any, between LIBOR in effect for each applicable Interest Accrual Period and 9.50%, (ii) the notional amount of such interest rate cap and (iii) the actual number of days in the Interest Accrual Period divided by 360.

         "Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to the sum of (a) the Class A Invested Amount and (b) the Class B Invested Amount, in each case as of such Business Day.

         "Investment Earnings" shall mean, with respect to any Business Day, the investment earnings on amounts on deposit in (i) the Payment Reserve Account, deposited in the Collection Account pursuant to subsection 4.16(c), (ii) the Principal Funding Account, deposited in the Collection Account pursuant to subsection 4.17(b) and (iii) the Accumulation Period Reserve Account, deposited in the Collection Account pursuant to subsection 4.18(b).

         "Investor Percentage" shall mean, for any Business Day, (a) with respect to Finance Charge Collections prior to the Pay Out Commencement Date, Receivables in Defaulted Accounts at any time and Principal Collections during the Revolving Period, the Floating Percentage and (b) with respect to Finance Charge Collections on and after the Pay Out Commencement Date and Principal Collections during the Amortization Period, the Fixed/Floating Percentage.

         "Investor Securities" shall mean the Class A Securities and the Class B Securities.

         "Investor Securityholder" shall mean the Holder of record of an Investor Security of Series 2004-1.

         "LIBOR" shall mean, as of any LIBOR Determination Date, the London interbank offered quotations for one-month Dollar deposits determined by the Trustee for each Interest Accrual Period in accordance with the provisions of
Section 4.15 of the Agreement.

         "LIBOR Determination Date" shall mean (i) April 16, 2004 with respect to the period from the Closing Date through May 19, 2004, (ii) May 18, 2004 with respect to the period from May 20, 2004 through June 20, 2004 and (iii) the second Business Day prior to the commencement of each Interest Accrual Period beginning with Interest Accrual Period commencing on June 21, 2004. For purposes of this definition, a "Business Day" is any day on which banks in London and New York are open for the transaction of international business.

         "MBIA Master Account Agreement" shall mean the MBIA Master Account Agreement, dated as of April 20, 2004, among the Insurer, the Trustee, the Servicer and the Transferor, as amended or otherwise modified from time to time.

         "MBIA Master Subordination Account" shall have the meaning specified in the MBIA Master Account Agreement.

         "MBIA Series" shall have the meaning specified in the MBIA Master Account Agreement.

         "Minimum Retained Percentage" shall mean 2%.

         "Minimum Transferor Percentage" shall mean 0%; provided, however, that in certain circumstances such percentage may be increased.

         "Monthly Period" shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Series 2004-1 Securities shall begin on and include the Closing Date and shall end on and include May 31, 2004.

         "New MBIA Series" shall have the meaning specified in the MBIA Master Account Agreement.

         "New MBIA Series Finance Charge Collection Cross-Collateralization Amount" shall mean, with respect to any Business Day, as the context requires, either (x) the amount described in subsection 4.9(a)(x) of the Agreement allocated to Series 2004-1 but available to cover Aggregate Finance Charge Collection Cross-Collateralization Spread Account Shortfalls of other New MBIA Series, if any, or (y) the Aggregate Finance Charge Collections Available for New MBIA Series Cross-Collateralization allocable to other New MBIA Series, if any, and available to cover the Finance Charge Collection Cross-Collateralization Spread Account Shortfall, if any, with respect to the Series 2004-1 Securities.

         "Order" shall have the meaning specified in subsection 11(b) of the Agreement.

         "Paired Series" shall have the meaning specified in Section 18 of this Series Supplement.

         "Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 2004-1 Pay Out Event is deemed to occur pursuant to Section 8 of this Series Supplement.

         "Paying Agent" shall mean, for the Series 2004-1 Securities, initially U.S. Bank National Association.

         "Payment Reserve Account" shall have the meaning specified in subsection 4.16(a) of the Agreement.

         "Policy" shall mean the Financial Guaranty Insurance Policy issued by the Insurer in respect of the Series 2004-1 Securities.

         "Policy Claim Amount" shall have the meaning specified in subsection 11(b) of this Series Supplement.

         "Portfolio Adjusted Yield" shall mean, with respect to any Monthly Period, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate for such Monthly Period from the Portfolio Yield for such Monthly Period.

         "Portfolio Yield" shall mean for the Series 2004-1 Securities, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of the aggregate amount of Available Series 2004-1 Finance Charge Collections for such Monthly Period (not including the amounts on deposit in the Payment Reserve Account and Adjustment Payments made by the Transferor with respect to Adjustment Payments required to be made but not made in prior Monthly Periods, if any) plus the Principal Funding Account Investment Proceeds and amounts withdrawn from the Accumulation Period Reserve Account, if any, with respect to such Monthly Period calculated on a cash basis, minus the aggregate Series Default Amount for such Monthly Period and the Series 2004-1 Percentage of any Adjustment Payments which the Transferor is required but fails to make pursuant to the Agreement for such Monthly Period, and the denominator of which is the average daily Adjusted Invested Amount; provided, however, that Excess Finance Charge Collections applied for the benefit of the Series 2004-1 Securityholders may be added to the numerator if the Transferor shall have provided ten Business Days prior written notice of such action to each Rating Agency and the Transferor, the Servicer, the Insurer and the Trustee shall have received Rating Agency Confirmation from Standard & Poor's with respect to such action, together with notification in writing from Standard & Poor's that such action will not result in Standard & Poor's reducing or withdrawing its then existing rating of the Investor Securities of any other Series with respect to which it is a Rating Agency.

         "Potential Class A Charge-Offs" shall have the meaning specified in subsection 4.13(b) of the Agreement.

         "Preference Amount" shall have the meaning specified in subsection 11(b) of this Series Supplement.

         "Principal Funding Account" shall have the meaning set forth in subsection 4.17(a) of the Agreement.

         "Principal Funding Account Balance" shall mean, with respect to any date of determination during the Accumulation Period, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

         "Principal Funding Account Investment Proceeds" shall mean, with respect to each Interest Accrual Period during the Accumulation Period, the investment earnings on funds on deposit in the Principal Funding Account (net of investment losses and expenses) for such Interest Accrual Period.

         "Principal Shortfalls" shall mean on any Business Day (x) for Series 2004-1, (i) during the Accumulation Period, the amount, if any, by which the Controlled Deposit Amount for the Transfer Date immediately following the then current Monthly Period exceeds the total of the amounts described in clauses
(v), (w) and (x) of subsection 4.9(c)(i), and (ii) at all other times, the Invested Amount of the Class then receiving principal payments after the application of

Principal Collections on such Business Day, or (y) for any other Series, the amounts specified as such in the Supplement for such other Series.

         "Qualified Substitute Arrangement" shall have the meaning specified in subsection 3A(d) of this Series Supplement.

         "Rating Agencies" shall mean Standard & Poor's, Moody's and Fitch.

         "Rating Agency Confirmation" shall mean (i) each Rating Agency has provided to the Trustee, the Insurer and the Transferor its then-current rating of the Class A Securities (without giving effect to the Policy, and before giving effect to the action in question), and (ii) each Rating Agency has confirmed, in writing, that the action in question would not cause such Rating Agency to lower, qualify or withdraw such then-current rating of the Class A Securities (without giving effect to the Policy).

         "Ratings Target Percentage" shall have the meaning specified in the Insurance Agreement.

         "Receipt" and "Received" shall have the meanings specified in subsection 11(b) of this Series Supplement.

         "Redirected Principal Collections" shall have the meaning specified in
Section 4.14 of the Agreement.

         "Reference Banks" shall mean four major banks in the London interbank market selected by the Servicer.

         "Reimbursement Required Amount" shall have the meaning specified in subsection 4.10(b) of the Agreement.

         "Replacement Interest Rate Cap" shall mean one or more Interest Rate Caps, which in combination with all other Interest Rate Caps then in effect, after giving effect to any planned cancellations of any presently outstanding Interest Rate Caps satisfies the Transferor's covenant contained in Section 3A of this Series Supplement to maintain Interest Rate Caps.

         "Required Accumulation Factor Number" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Receivables, expressed as a decimal, for the 12 months preceding the date of such calculation.

         "Required Amount" shall have the meaning specified in subsection 4.10(b) of the Agreement.

         "Required Reserve Account Amount" shall mean, for any date on or after the Reserve Account Funding Date an amount equal to (a) 0.75% of the Class A Invested Amount or (b) any other amount designated by the Transferor; provided, that if such designation is of a lesser amount, the Transferor shall have (i) provided the Servicer, the Insurer and the Trustee with evidence of Rating Agency Confirmation with respect to such designation, together with evidence that such designation will not result in the reduction or withdrawal by any Rating Agency of the rating of any outstanding Series or Class to which it is a Rating Agency and (ii) delivered to the Trustee and the Insurer a certificate of an authorized officer of the Transferor to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 2004-1.

         "Reserve Account Funding Date" shall mean the earliest of (a) the first day of the third Monthly Period preceding the first full day of the Accumulation Period; (b) the Determination Date occurring in the first Monthly Period for which the Portfolio Adjusted Yield is less than 2.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the first day of the Monthly Period which commences 12 months prior to the first full day of the Accumulation Period; (c) the Determination Date occurring in the first Monthly Period for which the Portfolio Adjusted Yield is less than 3.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the first day of the Monthly Period which commences 6 months prior to the first full day of the Accumulation Period; or (d) the Determination Date occurring in the first Monthly Period for which the Portfolio Adjusted Yield is less than 3.5%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the first day of the Monthly Period which commences 4 months prior to the first full day of the Accumulation Period.

         "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the Amortization Period Commencement Date.

         "Scheduled Series 2004-1 Termination Date" shall mean the April 2011 Distribution Date.

         "Series 2004-1" shall mean the Series of the Metris Master Trust represented by the Series 2004-1 Securities.

         "Series 2004-1 Pay Out Event" shall have the meaning specified in
Section 8 of this Series Supplement.

         "Series 2004-1 Percentage" shall mean, on any date of determination, the percentage equivalent of a fraction the numerator of which is the Invested Amount and the denominator of which is the sum of the Invested Amounts relating to all other Series then outstanding.

         "Series 2004-1 Securities" shall mean the Class A Securities and the Class B Securities.

         "Series 2004-1 Securityholder" shall mean the Holder of any Series 2004-1 Security.

         "Series 2004-1 Termination Date" shall mean the earlier to occur of (i) the day after the Distribution Date on which the Series 2004-1 Securities and amounts owing to the Insurer hereunder are paid in full, or (ii) the Scheduled Series 2004-1 Termination Date.

         "Series Default Amount" shall mean (i) on any Business Day other than a Default Recognition Date, an amount equal to the product of (a) the Floating Percentage applicable on such Business Day and (b) the aggregate Default Amount identified since the prior reporting date and (ii) on any Default Recognition Date, an amount equal to the product of (a) the Default Recognition Allocation Percentage applicable on such Default Recognition Date and (b) the Default Amount with respect to such Default Recognition Date.

         "Series Servicing Fee" shall mean for any Monthly Period, an amount equal to the product of (i) a fraction the numerator of which is the actual number of days in such Monthly Period and the denominator of which is 365 or 366, (ii) the Series Servicing Fee Percentage and (iii) the Adjusted Invested Amount as of the beginning of the day on the first day of such Monthly Period.

         "Series Servicing Fee Percentage" shall mean 2.00% per annum.

         "Shared Principal Collections" shall mean, as the context requires, either (a) the amount allocated to the Series 2004-1 Securities which, in accordance with subsections 4.9(b) and 4.9(c)(ii) of the Agreement, may be applied in accordance with Section 4.3(d) of the Agreement or (b) the amounts allocated to the investor securities of other Series which the applicable Series Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 2004-1 Securities.

         "Spread Account" shall have the meaning specified in the Insurance Agreement.

         "Spread Account Maximum" shall have the meaning specified in the Insurance Agreement.

         "Stated Class B Amount" shall mean, for any date of determination, a number rounded to the nearest Dollar equal to the greater of (i) the product of a fraction, the numerator of which is 12 and the denominator of which is 88, times the Class A Adjusted Invested Amount and (ii) 3% of the Initial Invested Amount; provided, however, that if the Class A Adjusted Invested Amount is equal to zero, the Stated Class B Amount shall be zero; provided further, however, that during any Early Amortization Period, the Stated Class B Amount shall be equal to the Stated Class B Amount immediately preceding the commencement of the Early Amortization Period.

         "Transfer" shall have the meaning specified in subsection 10(d) of this Series Supplement.

         "Transferor Finance Charge Collections" shall mean on any Business Day the product of (a) the Finance Charge Collections for such Business Day, (b) the Transferor Percentage and (c) the Series 2004-1 Percentage.

         "Transferor Retained Securities" shall mean investor securities of any Series, including the Class B Securities, which the Transferor retains, but only to the extent that and for so long as the Transferor is the Holder of such Securities.

         "Transferor Retained Finance Charge Collections" shall mean with respect to each Business Day other than a Default Recognition Date, the amount specified in subsection 4.9(a)(xiv) of the Agreement, which amount shall be deposited in an account maintained with a Qualified Institution and shall be invested in Cash Equivalents maturing no later than the next succeeding Default Recognition Date.

         SECTION 3. Reassignment Terms. The Series 2004-1 Securities shall be subject to termination by the Transferor (so long as the Transferor is the Servicer or an affiliate of the Servicer) at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the Class A Invested Amount would be reduced to an amount less than or equal to 10% of the Class A Initial Invested Amount; provided, that all amounts due and owing to the Insurer and unreimbursed draws on the Policy, together with interest thereon, have been paid, and the Aggregate Master Subordination Account Funding Requirement is then zero. The deposit required in connection with any such termination and final distribution shall be equal to the unpaid Invested Amount plus accrued and unpaid interest on the Class A Securities through the day prior to the Distribution Date on which the final distribution occurs, in each case after giving effect to any payments on such date.

         SECTION 3A. Conveyance of Interest in Interest Rate Cap; Cap Proceeds Account.

         (a) The Transferor hereby covenants and agrees that, on or prior to the issuance of the Series 2004-1 Securities, it shall obtain and at all times prior to and including the close of business on the Expected Final Payment Date maintain one or more Interest Rate Caps whose notional amounts singly or taken as a group equal or exceed the Class A Outstanding Principal Amount. On each Distribution Date following the Expected Final Payment Date, the required notional amounts of the Interest Rate Caps will reduce in an amount equal to the quotient of (i) the initial notional amount divided by (ii) 48. The Transferor hereby assigns, sets-over, conveys, pledges and grants a security interest and lien (free and clear of all other Liens, other than Permitted Liens) to the Trustee for the benefit of the Series 2004-1 Securityholders, in and on all of the Transferor's right, title and interest, whether now existing or hereafter arising, in and to the Cap Agreements and the Interest Rate Caps arising thereunder, together with the Cap Proceeds Account and all other proceeds thereof, as collateral security for the benefit of the Series 2004-1 Securityholders. The Transferor hereby further agrees to execute, authorize and file all such instruments, documents and financing statements and take all such further action requested by the Trustee to evidence and perfect the assignment of the Cap Agreements, the Interest Rate Caps and the Cap Proceeds Account pursuant to this Section 3A. The Transferor agrees that each Interest Rate Cap shall provide for payments to the Trustee and that the Trust's interest in respect of such payments shall be deposited into the Cap Proceeds Account.

         (b) The Trustee, for the benefit of the Series 2004-1 Securityholders, shall establish and maintain with a Qualified Institution, which may be the financial institution serving as Trustee, in the name of the Trustee, on behalf of the Series 2004-1 Securityholders, a certain segregated trust account (the "Cap Proceeds Account"). All amounts paid pursuant to the Interest Rate Caps or any Qualified Substitute Arrangement on any Business Day (a "Cap Settlement Date") shall be deposited in the Cap Proceeds Account. Any amounts paid pursuant to the Interest Rate Caps or any Qualified Substitute Arrangement on the Transfer Date in any Monthly Period shall be treated for all purposes herein, including application in accordance with subsection 4.9(a) of the Agreement, as if they had been received on the last Business Day of the preceding Monthly Period. Funds in the Cap Proceeds Account shall be invested at the direction of the Servicer, in Cash Equivalents with maturities not later than the next succeeding Business Day. Any earnings on such invested funds shall be deposited and held in the Cap Proceeds Account and applied in the same manner and priority as payments pursuant to the Interest Rate Caps.

         (c) In the event that any Cap Provider defaults in its obligation to make a payment to the Trustee under one or more Cap Agreements on any date on which payments are due pursuant to the terms of such Cap Agreement, the Trustee shall make a demand on such Cap Provider, or any guarantor, if applicable, demanding payment by 12:30 p.m., New York time, on such date. The Trustee shall give notice to the Series 2004-1 Securityholders and the Insurer upon the continuing failure by any Cap Provider to perform its obligation during the two Business Days following a demand made by the Trustee on such Cap Provider, and shall take such action with respect to such continuing failure directed to be taken by the Series 2004-1 Securityholders.

         (d) In the event that any Cap Provider is downgraded below the rating required by a Rating Agency, then within 30 days after receiving notice of such decline in the creditworthiness of such Cap Provider as determined by the Rating Agencies, either (x) such Cap Provider, with prior Rating Agency Confirmation, will enter into an arrangement the purpose of which shall be to assure performance by the Cap Provider of its obligations under the Interest Rate Cap; or (y) the Transferor shall at its option either (i) with prior Rating Agency Confirmation, cause such Cap Provider to pledge securities in the manner provided by applicable law which shall be held by the Trustee free and clear of the Lien of any third party, in a manner conferring on the Trustee a perfected first Lien in such securities securing such Cap Provider's performance of its obligations under the applicable Interest Rate Cap, or (ii) provided that a Replacement Interest Rate Cap or Qualified Substitute Arrangement meeting the requirements of Section 3A(e) has been obtained, (A) provide written notice to such Cap Provider (with a copy to the Trustee) of its intention to terminate the applicable Interest Rate Cap within such 30-day period and (B) terminate the applicable Interest Rate Cap within such 30-day period, request the payment to it of all amounts due to the Trust under the applicable Interest Rate Cap through the termination date and deposit any such amounts so received, on the day of receipt, to the Cap Proceeds Account for the benefit of the Series 2004-1 Securityholders, or (iii) establish any other arrangement (including an arrangement or arrangements in addition to or in substitution for any prior arrangement made in accordance with the provisions of this Section 3A(d)) satisfactory to the Insurer and with Rating Agency Confirmation (a "Qualified Substitute Arrangement"); provided, however, that in the event at any time any alternative arrangement established pursuant to clause (x) or (y)(i) or (y)(iii) above shall cease to be satisfactory to the Rating Agencies or the Insurer then the provisions of this Section 3A(d) shall again be applied and in connection therewith the 30-day period referred to above shall commence on the date the Transferor receives notice of such cessation or termination, as the case may be.

         (e)      Unless an alternative arrangement pursuant to clause (x) or
(y)(i) of Section 3A(d) is being established, the Transferor shall use its best efforts to obtain a Replacement Interest Rate Cap or Qualified Substitute Arrangement meeting the requirements of this Section 3A(e) during the 30-day period referred to in Section 3A(d). The Transferor shall not terminate the Interest Rate Cap unless, prior to the expiration of the 30-day period referred to in said Section 3A(d), the Transferor delivers to the Trustee (i) a Replacement Interest Rate Cap or Qualified Substitute Arrangement, (ii) to the extent applicable, an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of such Replacement Interest Rate Cap or Qualified Substitute Arrangement, as the case may be, and
(iii) Rating Agency Confirmation with respect to the termination of the Interest Rate Cap and its replacement with such Replacement Interest Rate Cap or Qualified Substitute Arrangement.

         (f) The Servicer or the Transferor shall notify the Trustee, the Insurer and the Rating Agencies within five Business Days after obtaining actual knowledge that the senior unsecured debt rating of the Cap Provider has been withdrawn or reduced by either of the Rating Agencies.

         (g) Notwithstanding the foregoing, the Transferor may at any time obtain a Replacement Interest Rate Cap, provided that the Transferor delivers to the Trustee (i) an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of such Replacement Interest Rate Cap and (ii) Rating Agency Confirmation with respect to the termination of the then current Interest Rate Cap and its replacement with such Replacement Interest Rate Cap.

         (h) The Transferor shall not agree to any amendment to any Interest Rate Cap without the prior written consent of the Insurer unless each Rating Agency provides Rating Agency Confirmation with respect to such amendment.

         (i) The Transferor shall notify the Rating Agencies after obtaining actual knowledge of the transfer by the related Cap Provider of any Interest Rate Cap, or any interest or obligation thereunder.

         (j) The Trustee, on behalf of the Series 2004-1 Securityholders, upon notification from the Transferor, shall sell all or a portion of the Interest Rate Caps subject to the following conditions having been met:

                  (x) the Aggregate Interest Rate Caps Notional Amount after giving effect to such sale shall equal or exceed the Class A Outstanding Principal Amount as of the date of such sale after giving effect to all payments and allocations made pursuant to this Agreement;

                  (y)      the receipt of Rating Agency Confirmation; and

                  (z) the minimum notional amount denomination of any Interest Rate Cap to be sold is $1,000,000.

         The Transferor shall have the duty of obtaining a fair market value price for the sale of the Trust's rights under any Interest Rate Cap, notifying the Trustee of prospective purchasers and bids, and selecting the purchaser of such Interest Rate Cap. The Trustee upon receipt of the purchase price in the Collection Account shall execute all documentation necessary to effect the transfer of the Trust's rights under the Interest Rate Cap and to release the Lien of the Trustee on the Interest Rate Cap and proceeds thereof.

         Funds deposited in the Collection Account in respect of the sale of all or a portion of an Interest Rate Cap shall be applied as Principal Collections allocable to Series 2004-1 and shall be applied on the next Distribution Date in accordance with subsections 4.7(a) and
(b) and 4.9(b) and (c) of the Agreement.

         SECTION 4. Delivery and Payment for the Series 2004-1 Securities. The Transferor shall execute and deliver the Series 2004-1 Securities to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 2004-1 Securities to or upon the order of the Transferor when authenticated in accordance with Section 6.2 of the Agreement.

         SECTION 5. Form of Delivery of Series 2004-1 Securities; Denominations.

         (a) The Class A Securities, shall be delivered as Book-Entry Securities as provided in Sections 6.1 and 6.10 of the Agreement. The Class A Securities shall be issued in minimum denominations of $1,000 and integral multiples thereof. The Class B Security shall be delivered as a Registered Security as provided in Section 6.1 of the Agreement.

         (b) The Depositary for Series 2004-1 shall be DTC and the Class A Securities shall be initially registered in the name of Cede & Co., its nominee, and will initially be held by the Trustee as custodian for DTC.

         SECTION 6. Article IV of the Agreement. Sections 4.1, 4.2 and 4.3 of the Agreement shall read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 2004-1
Securities:

                                   ARTICLE IV

                          RIGHTS OF SECURITYHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

         4.4. Rights of Securityholders. The Series 2004-1 Securities shall represent undivided interests in the Trust, including the right to receive, to the extent necessary to make the required payments with respect to such Series 2004-1 Securities at the times and in the amounts specified in this Agreement,
(a) the Floating Percentage and the Fixed/Floating Percentage (as applicable from time to time) of Collections (including Finance Charge Collections) available in the Collection Account, (b) funds allocable to the Series 2004-1 Securities on deposit in the Excess Funding Account, (c) funds on deposit in the Interest Funding Account, the Principal Account, the Principal Funding Account, the Accumulation Period Reserve Account, the Distribution Account, the Cap Proceeds Account and the Payment Reserve Account and (d) in the case of Class A Securityholders only, the proceeds of any draws on the Policy. The Class B Securities shall be subordinated to the Class A Securities. Except in connection with the payment of Class B Excess Amounts pursuant to Section 4.12(b), the Class B Securities will not have the right to receive payments of principal until the Class A Invested Amount has been paid in full.

         4.5. Collections and Allocation; Payments on Exchangeable Transferor Security.

         (a) Collections and Allocations. The Servicer will apply or will instruct the Trustee to apply all funds on deposit in the Collection Account and the Excess Funding Account allocable to the Series 2004-1 Securities, and all funds on deposit in the Interest Funding Account, the Principal Account, the Cap Proceeds Account, the Principal Funding Account, the Accumulation Period Reserve Account, the Distribution Account and the Payment Reserve Account, as described in this Article IV. On each Business Day, (i) the amount of Finance Charge Collections available in the Collection Account allocable to the Series 2004-1 Securities shall be determined by multiplying the aggregate amount of such Finance Charge Collections by (x) prior to the Pay Out Commencement Date, the Floating Percentage and (y) on and after the Pay Out Commencement Date, the Fixed/Floating Percentage, (ii) the amount of Principal Collections available in the Collection Account allocable to the Series 2004-1 Securities shall be determined by multiplying the aggregate amount of such Principal Collections by
(x) during the Revolving Period, the Floating Percentage and (y) during the Amortization Period, the Fixed/Floating Percentage, and (iii) the Receivables in Defaulted Accounts allocable to the Series 2004-1 Securities shall be determined by multiplying the Default Amount by the Floating Percentage.

         (b) Payments to the Holder of the Exchangeable Transferor Security. On each Business Day, the Servicer shall allocate and pay Collections in accordance with the Daily Report with respect to such Business Day to the Holder of the Exchangeable Transferor Security in accordance with subsection 4.3(b) of the Agreement; provided, however, that such amounts shall be applied in accordance with Section 4.10 hereof to the extent specified therein.

         Notwithstanding the foregoing and any other provisions of this Series Supplement, amounts payable to the Transferor shall instead be deposited in the Excess Funding Account to the extent necessary to prevent the Transferor Interest from being less than the Minimum Transferor Interest.

         4.6. Determination of Interest for the Series 2004-1 Securities. The amount of monthly interest (the "Class A Monthly Interest") which shall accrue for the benefit of the Class A Securities with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class A Interest Rate in effect with respect to the related Interest Accrual Period, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the Class A Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period.

         On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class A Interest Shortfall") equal to the excess, if any, of (x) the Class A Monthly Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class A Securityholders in respect of interest on such Distribution Date. If there is a Class A Interest Shortfall with respect to any Distribution Date, an additional amount ("Class A Additional Interest") shall be payable as provided herein with respect to the Class A Securities on each Distribution Date following such Distribution Date on which there was a Class A Interest Shortfall, to and including the Distribution Date on which such Class A Interest Shortfall is paid to the Class A Securityholders, equal to the product of

(i) the Class A Interest Rate for the current Interest Accrual Period, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) such Class A Interest Shortfall remaining unpaid. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Securityholders only to the extent permitted by applicable law.

         4.7. Determination of Principal Amounts.

         (a) The amount of principal (the "Class A Principal") (i) distributable from the Distribution Account with respect to the Class A Securities for each Distribution Date with respect to the Early Amortization Period shall be equal to the lesser of (A) the Available Series 2004-1 Principal Collections on deposit in the Principal Account with respect to the related Transfer Date, and (B) the Class A Invested Amount on the related Transfer Date, or (ii) available for deposit into the Principal Funding Account on each Transfer Date with respect to the Accumulation Period, prior to the payment in full of the Class A Invested Amount and on or prior to the Expected Final Payment Date, shall be equal to the least of (A) the Available Series 2004-1 Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (B) the applicable Controlled Deposit Amount for such Transfer Date and (C) the Class A Invested Amount minus the Principal Funding Account Balance for such Transfer Date.

         (b) The amount of principal (the "Class B Principal") distributable from the Distribution Account with respect to the Class B Securities for each Distribution Date, beginning with the Class B Principal Payment Commencement Date, or, in the case of distributions of Class B Excess Amounts pursuant to Section 4.12(b) of the Agreement, on each Distribution Date during the Accumulation Period, shall be equal to the least of (i) the Available Series 2004-1 Principal Collections remaining on deposit in the Principal Account with respect to the related Transfer Date after application thereof to Class A Principal, if any, (ii) the Class B Invested Amount on such Transfer Date and (iii) in the case of distributions of Class B Excess Amounts, the Class B Excess Amount.

         4.8. Shared Principal Collections. Shared Principal Collections allocated to Available Series 2004-1 Principal Collections for the Series 2004-1 Securities and to be applied to Class A Principal and Class B Principal pursuant to subsection 4.9(c)(i)(y) of the Agreement for any Business Day with respect to the Amortization Period shall mean an amount equal to the product of (x) Shared Principal Collections for all Series for such Business Day and (y) a fraction, the numerator of which is the Principal Shortfall for the Series 2004-1 Securities for such Business Day and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Business Day. For any Business Day with respect to the Revolving Period, Shared Principal Collections allocated to Available Series 2004-1 Principal Collections for the Series 2004-1 Securities shall be zero.

         4.9. Application of Funds.

         (a) On each Business Day, the Servicer shall deliver to the Trustee a Daily Report in which it shall instruct the Trustee to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw from the Collection Account and the Cap Proceeds Account, to the extent of the sum of
(w) prior to the Pay Out Commencement Date, the Floating Percentage of the sum of the Finance Charge Collections and the amount of Adjustment Payments made by the Transferor with respect to Adjustment Payments required to be made but not made in a prior Monthly Period, available in the Collection Account or, on and after the Pay Out Commencement Date, the Fixed/Floating Percentage of the sum of the Finance Charge Collections and the amount of Adjustment Payments made by the Transferor with respect to Adjustment Payments required to be made but not made in a prior Monthly Period, available in the Collection Account, (x) Investment Earnings on deposit in the Collection Account, (y) amounts on deposit in the Payment Reserve Account, if any, and (z) the Cap Receipt Amount, if any, for such Business Day (collectively, the "Available Series 2004-1 Finance Charge Collections"), the amounts required to be withdrawn from the Collection Account pursuant to subsections 4.9(a)(i) through 4.9(a)(xiv) of the Agreement.

                  (i) Class A Monthly Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, and deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class A Securityholders, to the extent of the Available Series 2004-1 Finance Charge Collections for such Business Day, an amount equal to the lesser of (x) the Available Series 2004-1 Finance Charge Collections and (y) the excess of (1) the sum of Class A Monthly Interest for the Interest Accrual Period beginning in such Monthly Period and Carryover Class A Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, the portion of Carryover Class A Interest that constitutes Class A Additional Interest shall be payable or distributable to Class A Securityholders only to the extent permitted by applicable law.

                  (ii) Investor Series Servicing Fee. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, and distribute to the Servicer, to the extent of any Available Series 2004-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsection 4.9(a)(i) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2004-1 Finance Charge Collections and
         (y) the excess of (i) the Series Servicing Fee for such Monthly Period plus any unpaid Series Servicing Fees from prior Monthly Periods over
         (ii) any amounts with respect thereto previously distributed to the Servicer during such Monthly Period.

                  (iii) Series Default Amount. On each Business Day, first if such day is the Default Recognition Date for the related Monthly Period, the Transferor will apply (as described below) Transferor Retained Finance Charge Collections for each prior day in the current Monthly Period and second the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 2004-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) and (ii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2004-1 Finance Charge Collections and, if such day is the related Default Recognition Date for such Monthly Period, an amount equal to the aggregate Transferor Retained Finance Charge Collections for each prior day during the related Monthly Period and (y) the sum of (1) the aggregate Series Default Amount for such Business Day plus (2) the unpaid Series Default Amount for each previous Business Day during such Monthly Period, such amount to be (A) treated as Shared Principal Collections during the Revolving Period, and (B) treated as Available Series 2004-1 Principal Collections during the Amortization Period.

                  (iv) Adjustment Payment Shortfalls. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 2004-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2004-1 Finance Charge Collections and (y) an amount equal to the Series 2004-1 Percentage of any Adjustment Payment which the Transferor is required but fails to make pursuant to subsection 3.8(a) of the Agreement, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections, and (ii) during the Amortization Period, to be treated as Available Series 2004-1 Principal Collections.

                  (v) Reimbursement of Class A Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 2004-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iv) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2004-1 Finance Charge Collections and
         (y) the unreimbursed Class A Charge-Offs, if any, and shall apply such amounts so withdrawn to reimburse Class A Charge-Offs, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections, and (ii) during the Amortization Period, to be treated as Available Series 2004-1 Principal Collections.

                  (vi) Monthly Premium. On each Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 2004-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (v) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2004-1 Finance Charge Collections and (y) the portion of the monthly premium with respect to the Policy due on the Distribution Date in the next succeeding Monthly Period that has not been previously deposited in the Interest Funding Account plus any prior monthly premium with respect to the Policy that was due but not previously deposited in the Interest Funding Account or otherwise paid to the Insurer pursuant to the MBIA Master Account Agreement, and deposit such amount into the Interest Funding Account for distribution on the next succeeding Distribution Date to the Insurer.

                  (vii) Reimbursement of Policy Draws. On each Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 2004-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vi) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2004-1 Finance Charge Collections and
         (y) the portion of the unreimbursed claims on the Policy, that have not been previously deposited in the Interest Funding Account or otherwise paid to the Insurer pursuant to the MBIA Master Account Agreement, and deposit such amount into the Interest Funding Account for distribution on the next succeeding Distribution Date to the Insurer.

                  (viii) Accumulation Period Reserve Account. On each Business Day on and after the Reserve Account Funding Date, but prior to the date on which the Accumulation Period Reserve Account terminates pursuant to subsection 4.18(d) of the Agreement, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 2004-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2004-1 Finance Charge Collections and (y) the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount, and deposit such amount, if any, in the Accumulation Period Reserve Account.

                  (ix) Spread Account. On each Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 2004-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (viii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2004-1 Finance Charge Collections and (y) the excess, if any, of the Spread Account Maximum over the amount on deposit in the Spread Account, and deposit such amount in the Spread Account.

                  (x) Cross-Collateralization of New MBIA Series Spread Accounts. On each Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 2004-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (ix) of the Agreement, an amount equal to the product of (x) the lesser of (i) the Aggregate Finance Charge Collection Cross-Collateralization Spread Account Shortfalls and (ii) the Aggregate Finance Charge Collections Available for New MBIA Series Cross-Collateralization and (y) a fraction, the numerator of which is the Finance Charge Collections Available for New MBIA Series Cross-Collateralization, and the denominator of which is the Aggregate Finance Charge Collections Available for New MBIA Series Cross-Collateralization, and deposit such amounts in the spread accounts for the applicable New MBIA Series.

                  (xi) Payment to the Insurer. On each Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 2004-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (x) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2004-1 Finance Charge Collections and (y) the portion of any other amounts required to be paid to the Insurer pursuant to the Insurance Agreement which have not been previously deposited in the Interest Funding Account or otherwise paid to the Insurer pursuant to the MBIA Master Account Agreement, and deposit such amount in the Interest Funding Account for distribution on the next succeeding Distribution Date to the Insurer.

                  (xii) Reimbursement of Class B Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 2004-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xi) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2004-1 Finance Charge Collections and
         (y) the unreimbursed amount by which the Class B Invested Amount has been reduced on prior Business Days pursuant to clauses (d) and (e) of the definition of Class B Invested Amount, if any, and shall apply such amounts so withdrawn to such reductions to the Class B Invested Amount, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections, and (ii) during the Amortization Period, to be treated as Available Series 2004-1 Principal Collections.

                  (xiii) Payment Reserve Account. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account, to the extent of any Available Series 2004-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2004-1 Finance Charge Collections and (y) the amount designated by the Transferor in writing (which includes facsimile transmission) in its instructions to the Servicer and the Trustee on such Business Day, and deposit such amount, if any, in the Payment Reserve Account.

                  (xiv) Excess Finance Charge Collections. Any amounts remaining in the Cap Proceeds Account, the Collection Account and the Payment Reserve Account, to the extent of any Available Series 2004-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xiii) of the Agreement, shall be treated as Excess Finance Charge Collections, and the Servicer shall direct the Trustee in writing on each Business Day to withdraw such amounts from the Collection Account and to first make such amounts available to pay to Securityholders of other Series to the extent of shortfalls, if any, in amounts payable to such Securityholders from Finance Charge Collections allocated to such other Series, then to pay any unpaid commercially reasonable costs and expenses of a Successor Servicer, if any, and then on each Business Day other than the Default Recognition Date, to be treated as "Transferor Retained Finance Charge Collections."

Notwithstanding the foregoing, if on any Default Recognition Date the sum of the amount of Available Series 2004-1 Finance Charge Collections (including all amounts on deposit in the Payment Reserve Account) remaining after application pursuant to subsection 4.9(a)(ii) and Transferor Retained Finance Charge Collections is less than the Series Default Amount for such Default Recognition Date, the Servicer shall apply amounts deposited in the Accumulation Period Reserve Account pursuant to subsection 4.9(a)(viii) of the Agreement and the Spread Account pursuant to subsection 4.9(a)(ix) of the Agreement during the then current Monthly Period in accordance with subsection 4.9(a)(iii) of the Agreement to the extent of such shortfall.

         (b) For each Business Day with respect to the Revolving Period, the funds on deposit in the Collection Account to the extent of the product of
(i) the Floating Percentage and (ii) Principal Collections with respect to such Business Day (less the amount of Redirected Principal Collections on such Business Day) will be treated as Shared Principal Collections and applied, pursuant to the written direction of the Servicer in the Daily Report for such Business Day, as provided in Section 4.3(d) of the Agreement.

         (c) For each Business Day on and after the Amortization Period Commencement Date, the amount of funds on deposit in the Collection Account, the Excess Funding Account and other accounts as described below will be distributed, pursuant to the written direction of the Servicer in the Daily Report for such Business Day in the following priority:

                  (i) an amount (not in excess of the Adjusted Invested Amount) equal to the sum of (v) the product of the Fixed/Floating Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof applied as Redirected Principal Collections on such Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Series 2004-1 Securities on such Business Day pursuant to subsection 4.9(d) of the Agreement, (x) amounts to be paid pursuant to subsections 4.9(a)(iii),
         (iv), (v) and (xii) of the Agreement from Available Series 2004-1 Finance Charge Collections and from amounts available pursuant to subsections 4.10(a) and (b), 4.14, 4.17(b) and 4.18(b), (c) and (d) of
         the Agreement on such Business Day, and (y) the amount of Shared Principal Collections allocated to the Series 2004-1 Securities in accordance with Section 4.8 of the Agreement on such Business Day, will be deposited into the Principal Account; provided, however, that with respect to any Monthly Period during the Accumulation Period, the aggregate amount required to be deposited in the Principal Account during any Monthly Period pursuant to this subsection 4.9(c)(i) shall not exceed the sum of the Controlled Deposit Amount for the related Transfer Date and, at the option of the Transferor but subject to the conditions specified in Section 4.12(b) of the Agreement, the Class B Excess Amount.

                  (ii) an amount equal to the excess, if any, of (A) the sum of the amounts described in clauses (i)(v) and (x) above over (B) the sum of the Class A Principal and the Class B Principal will be treated as Shared Principal Collections and applied as provided in subsection 4.3(d) of the Agreement.

         (d) On the first Business Day of the Amortization Period funds on deposit in the Excess Funding Account will be deposited in the Principal Account to the extent of the lesser of (x) the Invested Amount and (y) the product of
(i) the amount on deposit in the Excess Funding Account at the beginning of the Amortization Period and (ii) a fraction, the numerator of which is equal to the Invested Amount and the denominator of which is equal to the sum of the invested amounts of all Series in amortization periods on such day.

         4.10. Coverage of Required Amount for the Series 2004-1 Securities.

         (a) To the extent that any amounts are on deposit in the Excess Funding Account on any Business Day, the Servicer shall apply, in the manner specified for application of Available Series 2004-1 Finance Charge Collections in subsections 4.9(a)(i) through (xii) of the Agreement, Transferor Finance Charge Collections in an amount equal to the sum of (i) the excess of (x) the product of (a) the Base Rate, (b) the amounts on deposit in the Excess Funding Account and (c) the number of days elapsed since the previous Business Day divided by the actual number of days in such year over (y) the aggregate amount of all earnings since the previous Business Day available from the Cash Equivalents in which funds on deposit in the Excess Funding Account are invested and (ii) the amount of unreimbursed claims on the Policy that have not been deposited in the Interest Funding Account pursuant to subsection 4.9(a)(vii) of the Agreement prior to such Business Day.

         (b) To the extent that on any Business Day payments are being made pursuant to any of subsections 4.9(a)(i) through (xii) of the Agreement, respectively, and the full amount to be paid pursuant to any such subsection receiving payments on such Business Day is not paid in full on such Business Day, the Servicer shall apply, in the manner specified for application of Available Series 2004-1 Finance Charge Collections in subsections 4.9(a)(i) through (xii) (but not subsection 4.9(a)(ix) with respect to any Business Day prior to the first Business Day on which the amount on deposit in the Spread Account equals or exceeds the Ratings Target Percentage, and not subsection 4.9(a)(x)) of the Agreement, all or a portion of the Excess Finance Charge Collections from other Series with respect to such Business Day allocable to the Series 2004-1 Securities in an amount equal to the excess of the full amount to be allocated or paid pursuant to the applicable subsection (excluding subsection 4.9(a)(ix) with respect to any Business Day prior to the first Business Day on which the amount on deposit in the Spread Account equals or exceeds the Ratings Target Percentage, and excluding subsection 4.9(a)(x)) over the amount applied with respect thereto from Available Series 2004-1 Finance Charge Collections and Transferor Finance Charge Collections on such Business Day (the "Required Amount").

         To the extent that on any Business Day on and after the day on which the Invested Amount is paid in full but prior to the Series 2004-1 Termination Date there are unreimbursed claims on the Policy, the Servicer shall apply, in the manner specified for application of Available Series 2004-1 Finance Charge Collections in subsection 4.9(a)(vii) of the Agreement all or a portion of the Excess Finance Charge Collections from other Series with respect to such Business Day allocable to the Series 2004-1 Securities in an amount equal to the excess of the full amount to be allocated or paid pursuant to the applicable subsection over the amount applied with respect thereto from Transferor Finance Charge Collections on such Business Day (the "Reimbursement Required Amount").

         Excess Finance Charge Collections allocated to the Series 2004-1 Securities for any Business Day shall mean an amount equal to the product of (x) Excess Finance Charge Collections available from all other Series for such Business Day and (y) a fraction, the numerator of which is the Required Amount or Reimbursement Required Amount, as applicable, for such Business Day and the denominator of which is the aggregate amount of shortfalls in required amounts or other amounts to be paid from Finance Charge Collections for all Series for such Business Day.

         4.11. Payment of Interest on Securities and Amounts Owing to Insurer.

         (a) On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw the amount on deposit in the Interest Funding Account with respect to the preceding Monthly Period allocable to the Series 2004-1 Securities and deposit such amount in the Distribution Account. On each Distribution Date, the Paying Agent shall pay from the Distribution Account in accordance with Section
5.1 of the Agreement to the Class A Securityholders the amount deposited into the Distribution Account on the related Transfer Date allocable thereto pursuant to subsection 4.9(a)(i) of the Agreement.

         (b) On each Distribution Date, the Paying Agent shall pay from the Distribution Account in accordance with Section 5.1 of the Agreement to the Insurer for application in accordance with the Insurance Agreement the amount deposited into the Distribution Account pursuant to subsection 4.11(a) of the Agreement on the related Transfer Date allocable thereto pursuant to subsections 4.9(a)(vi), (vii) and (xi) of the Agreement.

         4.12. Payment of Security Principal.

         (a) On the Transfer Date preceding each Distribution Date with respect to the Amortization Period, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and (i) deposit into the Distribution Account with respect to the Early Amortization Period, or (ii) deposit into the Principal Funding Account with respect to the Accumulation Period, to the extent of funds available, an amount equal to the Class A Principal for such Distribution Date. On each Distribution Date with respect to the Early Amortization Period until the Class A Invested Amount is paid in full, or on the Expected Final Payment Date with respect to the Accumulation Period following any deposit to the Distribution Account pursuant to subsection 4.12(d) of the Agreement, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the

Class A Securityholders from the Distribution Account such amounts deposited with respect to Class A Principal into the Distribution Account on the related Transfer Date.

         (b) On the Transfer Date preceding the Class B Principal Payment Commencement Date and each Transfer Date thereafter, or, in the case of distributions of Class B Excess Amounts, on each Transfer Date during the Accumulation Period preceding a Distribution Date on which a distribution shall be made with respect to Class B Excess Amounts (subject to the conditions specified below), the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account, to the extent of funds available, an amount equal to the Class B Principal for the related Distribution Date. On the Class B Principal Payment Commencement Date after the payment of any principal amounts to the Class A Securities on such day, and on each Distribution Date thereafter until the Class B Invested Amount is paid in full and on each Distribution Date during the Accumulation Period on which amounts are to be distributed with respect to Class B Excess Amounts, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement from the Distribution Account such amounts deposited with respect to Class B Principal into the Distribution Account on the related Transfer Date first to the Insurer to the extent of amounts then due and unpaid under the Insurance Agreement, second for deposit into the MBIA Master Subordination Account to the extent of the Aggregate Master Subordination Account Funding Requirement, and third to the Class B Securityholder; provided, however, that, if so designated in writing by the Transferor with respect to any such Transfer Date, any such payment of Class B Principal to be made to the Class B Securityholder shall not be made to the Class B Securityholder and such amount shall be subtracted from the Class B Invested Amount and added to the Transferor Interest.

         Any distribution of Class B Excess Amounts, or subtraction of Class B Excess Amounts from the Class B Invested Amount and addition thereof to the Transferor Interest, as otherwise permitted by this Section 4.12(b), shall not occur unless a Paired Series for Series 2004-1, meeting the conditions of
Section 18 of this Series Supplement, is then issued and outstanding.

         (c) Any amounts remaining in the Principal Account and allocable to the Series 2004-1 Securities, after the Class B Invested Amount has been reduced to zero, will be treated as Shared Principal Collections and applied in accordance with subsection 4.3(d) of the Agreement.

         (d) On the earlier to occur of (i) the first Transfer Date with respect to the Early Amortization Period and (ii) the Transfer Date immediately preceding the Expected Final Payment Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account and deposit in the Distribution Account the amount on deposit in the Principal Funding Account for distribution to Class A Securityholders up to an amount equal to the Class A Invested Amount.

         4.13. Series Charge-Offs.

         (a) If, on any Determination Date, the aggregate Series Default Amount and the Series 2004-1 Percentage of unpaid Adjustment Payments, if any, for each Business Day in the preceding Monthly Period exceeded the Available Series 2004-1 Finance Charge Collections applied to the payment thereof pursuant to subsections 4.9(a)(iii) and (iv) of the Agreement, the


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


amount of Transferor Finance Charge Collections and Excess Finance Charge Collections allocated thereto pursuant to Section 4.10 of the Agreement, the amount of Redirected Principal Collections applied with respect thereto pursuant to Section 4.14 of the Agreement, the amount of Principal Funding Account Investment Proceeds applied with respect thereto pursuant to subsection 4.17(b) and amounts withdrawn from the Accumulation Period Reserve Account pursuant to subsection 4.18(b), (c) and (d) and applied with respect to the Series Default Amount and the Series 2004-1 Percentage of unpaid Adjustment Payments with respect to such Monthly Period, the Class B Invested Amount will be reduced by the amount by which the remaining aggregate Series Default Amount and Series 2004-1 Percentage of unpaid Adjustment Payments exceed the amount applied with respect thereto during such preceding Monthly Period (a "Class B Charge-Off").

         (b) In the event that any such reduction of the Class B Invested Amount would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Trustee will demand payment on the Policy in an amount equal to the amount by which the Class B Invested Amount would have been reduced below zero, but in no case more than the sum of (i) the remaining aggregate Series Default Amount and (ii) the remaining Series 2004-1 Percentage of unpaid Adjustment Payments for such Monthly Period (a "Potential Class A Charge-Off").

         (c) In the event that the Insurer fails to deliver to the Trustee an amount equal to the Potential Class A Charge-Off as required under the Policy, the Class A Invested Amount will be reduced by the amount the Insurer has failed to pay (a "Class A Charge-Off").

         4.14. Redirected Principal Collections for the Series 2004-1 Securities. On each Business Day, the Servicer will determine an amount equal to the least of (i) the Class B Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class B Floating Percentage or (II) during an Amortization Period, the Class B Fixed/Floating Percentage and (y) the amount of Principal Collections with respect to such Business Day and (iii) an amount equal to the Class A Required Amount for such Business Day (such amount called "Redirected Principal Collections") and shall apply Principal Collections in an amount equal to such amount to the components of the Class A Required Amount as amounts are applied to such components from Available Series 2004-1 Finance Charge Collections pursuant to subsection 4.9(a) of the Agreement.

         4.15. Determination of LIBOR.

         (a) "LIBOR" shall mean, as of any LIBOR Determination Date, the offered rate for deposits in United States dollars for one month (commencing on the first day of the relevant Interest Accrual Period) which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the LIBOR Determination Date for such Interest Accrual Period. If such rate does not appear on Telerate Page 3750, the rate for such LIBOR Determination Date will be determined on the basis of the rates at which deposits in the United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month (commencing on the first day of the relevant Interest Accrual Period). The Trustee will request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, the


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

rate for such LIBOR Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for such LIBOR Determination Date will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on the LIBOR Determination Date for loans in United States dollars to leading European banks for a period equal to one month (commencing on the first day of such Interest Accrual Period).

         (b) On each LIBOR Determination Date, the Trustee shall send to the Servicer by facsimile notification of LIBOR for such LIBOR Determination Date.

         4.16. Payment Reserve Account.

         (a) The Servicer shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Series 2004-1 Securityholders, the "Payment Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2004-1 Securityholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Payment Reserve Account and in all proceeds thereof. The Payment Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2004-1 Securityholders. If, at any time, the institution holding the Payment Reserve Account ceases to be a Qualified Institution, the Trustee shall within 10 Business Days establish a new Payment Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Payment Reserve Account. From the date such new Payment Reserve Account is established, it shall be the "Payment Reserve Account."

         (b) On each Business Day, the Trustee, acting in accordance with the written instruction from the Servicer set forth in the Daily Report for such day, shall withdraw all or a part of any amounts then on deposit in the Payment Reserve Account and apply such funds as Available Series 2004-1 Finance Charge Collections in accordance with subsection 4.9(a) of the Agreement.

         (c) Funds on deposit in the Payment Reserve Account shall be invested in Cash Equivalents by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer. Funds on deposit in the Payment Reserve Account on any Business Day, after giving effect to any withdrawals from the Payment Reserve Account, shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day. The proceeds of any such investments shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day. On each Business Day following a deposit of funds to the Payment Reserve Account, the aggregate proceeds of any such investment shall be deposited in the Collection Account and treated as Investment Earnings for application as Available Series 2004-1 Finance Charge Collections.


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

         4.17. Principal Funding Account.

         (a) The Servicer shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Series 2004-1 Securityholders, the "Principal Funding Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2004-1 Securityholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2004-1 Securityholders. If, at any time, the institution holding the Principal Funding Account ceases to be a Qualified Institution, the Trustee shall within 10 Business Days establish a new Principal Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Principal Funding Account. From the date such new Principal Funding Account is established, it shall be the "Principal Funding Account." The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the commencement of the Accumulation Period) prior to termination of the Principal Funding Account make a deposit into the Principal Funding Account in the amount specified in, and otherwise in accordance with, subsection 4.12(a) of the Agreement.

         (b) Funds on deposit in the Principal Funding Account shall be invested by the Trustee at the direction of the Servicer in Cash Equivalents maturing no later than the following Transfer Date. On the Transfer Date occurring in the month following the commencement of the Accumulation Period and on each Transfer Date thereafter with respect to the Accumulation Period, the Trustee, at the Servicer's written direction, shall transfer from the Principal Funding Account to the Collection Account the Principal Funding Account Investment Proceeds on deposit in the Principal Funding Account, and shall apply such amount as if such amounts were Available Series 2004-1 Finance Charge Collections available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period. Principal Funding Account Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Series Supplement.

         4.18. Accumulation Period Reserve Account.

         (a) The Servicer shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Series 2004-1 Securityholders, the "Accumulation Period Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2004-1 Securityholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Accumulation

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

Period Reserve Account and in all proceeds thereof. The Accumulation Period Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2004-1 Securityholders. If, at any time, the institution holding the Accumulation Period Reserve Account ceases to be a Qualified Institution, the Trustee shall within 10 Business Days establish a new Accumulation Period Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Accumulation Period Reserve Account. From the date such new Accumulation Period Reserve Account is established, it shall be the "Accumulation Period Reserve Account." The Trustee, at the written direction of the Servicer, shall
(i) make withdrawals from the Accumulation Period Reserve Account from time to time, in the amounts and for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Accumulation Period Reserve Account make a deposit into the Accumulation Period Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.9(a)(viii) of the Agreement.

         (b) Funds on deposit in the Accumulation Period Reserve Account shall be invested by the Trustee at the direction of the Servicer in Cash Equivalents maturing no later than the following Transfer Date. The interest and other investment income (net of investment expenses and losses) earned on such investments will be retained in the Accumulation Period Reserve Account (to the extent the amount on deposit therein is less than the Required Reserve Account Amount) or else deposited in the Collection Account and treated as Investment Earnings for application as Available Series 2004-1 Finance Charge Collections available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period.

         (c) On or before each Transfer Date with respect to the Accumulation Period and on the first Transfer Date with respect to the Early Amortization Period, the Trustee at the direction of the Servicer shall withdraw from the Accumulation Period Reserve Account, up to the Available Reserve Account Amount, an amount equal to the excess of the Covered Amount for the related Interest Accrual Period over the Principal Funding Account Investment Proceeds with respect to such Transfer Date, and the amount of such withdrawal shall be applied as if such amount were Available Series 2004-1 Finance Charge Collections available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period.

         (d) The Accumulation Period Reserve Account shall be terminated following the earliest to occur of (a) the termination of the Trust pursuant to the Agreement, (b) the date on which the Invested Amount is paid in full, (c) if the Accumulation Period has not commenced, the occurrence of a Pay Out Event with respect to the Series 2004-1 Securities and (d) if the Accumulation Period has commenced, the earlier of the first Transfer Date with respect to the Early Amortization Period and the Expected Final Payment Date. Upon the termination of the Accumulation Period Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Accumulation Period Reserve Account on such date as described above) shall be applied as if they were Available Series 2004-1 Finance Charge Collections available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period.

         4.19. Postponement of Accumulation Period. The Accumulation Period is scheduled to commence at the close of business on the last day of the March 2006 Monthly Period; provided, however, that, if the Accumulation Period Length (determined as described below) is less than 12 months, the date on which the Accumulation Period actually commences may, at the option of the Transferor, upon written notice to the Trustee and the Insurer, be delayed to the first Business Day of the month that is the number of months prior to the Expected Final Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Accumulation Period will at least equal the Accumulation Period Length. On each Determination Date beginning on the December 2005 Determination Date and ending when the Accumulation Period begins, the Servicer will determine the "Accumulation Period Length" which will equal the number of months such that the sum of the Accumulation Period Factors for each Monthly Period during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be less than one month.

         4.20. Defeasance. On the date that the following conditions shall have been satisfied: (i) the Transferor shall have deposited (x) in the Principal Funding Account, an amount such that the amount on deposit in the Principal Funding Account following such deposit is equal to the Class A Outstanding Principal Amount, and (y) in the Accumulation Period Reserve Account, an amount such that the amount on deposit in the Accumulation Period Reserve Account following such deposit is sufficient to pay and discharge (without relying on income or gain from reinvestment of such amount) all remaining scheduled interest payments on the Class A Securities on the dates scheduled for such payments in the Agreement; (ii) the Transferor shall have delivered to the Trustee and the Insurer (a) an Opinion of Counsel to the effect that such deposit will not result in the Trust being required to register as an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (b) an Opinion of Counsel to the effect that following such deposit none of the Trust, the Accumulation Period Reserve Account or the Principal Funding Account will be deemed to be an association (or publicly traded partnership) taxable as a corporation, (c) a certificate of an officer of the Transferor stating that the Transferor reasonably believes that such deposit will not cause a Pay Out Event or any event that, with the giving of notice or the lapse of time, or both, would constitute a Pay Out Event, to occur; (iii) the Trustee and the Insurer shall have received Rating Agency Confirmation with respect to such transaction, (iv) the Trustee shall have received confirmation from the Insurer that all amounts due and payable to the Insurer pursuant to the Insurance Agreement have been paid in full, and (v) the Trustee shall have received confirmation from the Insurer that the Aggregate Master Subordination Account Funding Requirement is then zero, the Series 2004-1 Securities will no longer be entitled to the security interest of the Trustee in the Receivables and, except as set forth in clause (i) above, other Trust Property (a "Defeasance"), the percentages applicable to the allocation to the Series 2004-1 Securityholders of Principal Collections, Finance Charge Collections and Defaulted Receivables will be reduced to zero, and the Class B Invested Amount will be reduced to zero. If, however, the conditions specified in clauses (i),
(ii), (iii) and (iv) above are satisfied but the condition specified in clause
(v) above is not satisfied, then the Class A Securities will no longer be entitled to the security interest of the Trustee in the Receivables and, except as set forth in clause (i) above, other Trust Property, the percentages applicable to the allocation to the Class A Securityholders of Principal Collections, Finance Change Collections and Defaulted Receivables will be reduced to zero, and the percentages applicable to the allocation to the Class B Securityholders of Principal Collections, Finance Change Collections and Defaulted Receivables will be unchanged.

         4.21. Cross-Collateralization of Finance Charge Collections for New MBIA Series. On each Business Day, the Servicer shall calculate the New MBIA Series Finance Charge Collection Cross-Collateralization Amount. To the extent there is a Finance Charge Collection Cross-Collateralization Spread Account Shortfall with respect to the Series 2004-1 Securities on such

Business Day, the Trustee, acting in accordance with directions from the Servicer, shall deposit in the Spread Account the New MBIA Series Finance Charge Collection Cross-Collateralization Amounts from other New MBIA Series with respect to such Business Day allocated to Series 2004-1.

         New MBIA Series Finance Charge Collection Cross-Collateralization Amounts allocated to the Series 2004-1 Securities for any Business Day shall mean an amount equal to the product of (x) New MBIA Series Finance Charge Collection Cross-Collateralization Amounts available from all other New MBIA Series and (y) a fraction, the numerator of which is the Finance Charge Collection Cross-Collateralization Spread Account Shortfall with respect to the Series 2004-1 Securities and the denominator of which is the Aggregate Finance Charge Collection Cross-Collateralization Spread Account Shortfalls to be paid from Aggregate Finance Charge Collections Available for New MBIA Series Cross-Collateralization.

         SECTION 7. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 2004-1 Securities:

                                    ARTICLE V

                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                                 SECURITYHOLDERS

         5.1. Distributions.

         (a) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Transferor, the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class A Securityholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Securityholder's pro rata share (based on the aggregate Undivided Interests represented by each Class A Security held by such Securityholder) of amounts on deposit in the Distribution Account as are payable to each Class A Securityholder pursuant to Sections 4.11 and 4.12 of the Agreement by check mailed to each Class A Securityholder at such Securityholder's address as it appears on the Security Register or, in the case of Class A Securityholders holding Class A Securities evidencing not less than 80% of the Class A Invested Amount, by wire transfer, at the expense of such Class A Securityholder, to an account or accounts designated by such Class A Securityholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class A Securities will be made only upon presentation and surrender of the Class A Securities at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3 of the Agreement.

         (b) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Transferor, the Trustee and the Paying Agent pursuant to subsection 3.4(c) of the Agreement) to the Insurer the amounts on deposit in the Distribution Account as are payable to the Insurer for application in accordance with the Insurance Agreement pursuant to subsection 4.11(b) of the Agreement by wire transfer to the account or accounts designated in the Insurance Agreement or to such other account or accounts designated by the Insurer by written notice given to the Paying Agent not less than five days prior to the related Distribution Date.

         (c) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Transferor, the Trustee and the Paying Agent pursuant to subsection 3.4(c) of the Agreement) to each Class B Securityholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) of the Agreement or in Section
12.3 of the Agreement respecting a final distribution) such Securityholder's pro rata share (based on the aggregate Undivided Interests represented by Class B Securities held by such Securityholder) of amounts on deposit in the Distribution Account as are payable to the Class B Securityholders pursuant to Sections 4.11 and 4.12 of the Agreement by wire transfer to each Class B Securityholder to an account or accounts designated by such Class B Securityholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that unless the financial guaranty insurance policy with respect to each MBIA Series has been cancelled and all amounts owing to the Insurer pursuant to the Insurance Agreement or pursuant to similar agreements with respect to any MBIA Series have been paid in full, such amounts shall first be paid to the Insurer to the extent of amounts due and unpaid to the Insurer under the Insurance Agreement, second be deposited into the MBIA Master Subordination Account to the extent of the Aggregate Master Subordination Account Funding Requirement and third be paid to the Class B Securityholders; and provided, further, that the final payment in retirement of the Class B Securities will be made only upon presentation and surrender of the Class B Securities at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section
12.3 of the Agreement.

         5.2. Securityholders' Statement.

         (a) On the twentieth day of each calendar month (or if such day is not a Business Day the next succeeding Business Day), the Paying Agent shall forward to each Series 2004-1 Securityholder, the Insurer and the Rating Agencies a statement substantially in the form of Exhibit B prepared by the Servicer and delivered to the Transferor, the Trustee and the Paying Agent on the preceding Determination Date setting forth the following information (which, in the case of (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Security and, in the case of (ix) and
(x), shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Security):

                  (i)      the total amount distributed;

                  (ii) the amount of such distribution allocable to Class A Principal and Class B Principal;

                  (iii) the amount of such distribution allocable to Class A Monthly Interest and Carryover Class A Monthly Interest;

                  (iv) the amount of Principal Collections received in the Collection Account during the preceding Monthly Period and allocated in respect of the Class A Securities, and the Class B Securities, respectively;

                  (v) the amount of Finance Charge Collections processed during the preceding Monthly Period and allocated in respect of the Class A Securities and the Class B Securities, respectively, and the amount of Principal Funding Account Investment Proceeds and investment earnings on amounts on deposit in the Accumulation Period Reserve Account;

                  (vi) the aggregate amount of Principal Receivables, the Invested Amount, the Class A Invested Amount, the Class B Invested Amount, the Floating Percentage and, during the Amortization Period, the Fixed/Floating Percentage, as of the end of the day on the last day of the related Monthly Period;

                  (vii) the aggregate outstanding balance of Receivables which are current, 30-59, 60-89, and 90 days and over delinquent as of the end of the day on the last day of the related Monthly Period;

                  (viii) the aggregate Series Default Amount for the preceding Monthly Period;

                  (ix) the aggregate amount of Class A Charge-Offs and Class B Charge-Offs for the preceding Monthly Period;

                  (x) the amount of the Series Servicing Fee for the preceding Monthly Period;

                  (xi) the amount of unreimbursed Redirected Principal Collections for the related Monthly Period;

                  (xii) the aggregate amount of funds in the Excess Funding Account as of the last day of the Monthly Period immediately preceding the Distribution Date;

                  (xiii) the number of new Accounts the Receivables in which have been added to the Trust during the related Monthly Period;

                  (xiv)    the Portfolio Yield for the related Monthly Period;

                  (xv)     the Base Rate for the related Monthly Period;

                  (xvi) the Principal Funding Account Balance on the related Transfer Date;

                  (xvii)   the Accumulation Shortfall;

                  (xviii) the scheduled date for the commencement of the Accumulation Period and the Accumulation Period Length;

                  (xix) the amount of Principal Funding Account Investment Proceeds deposited in the Collection Account on the related Transfer Date, the Required Reserve Account Amount and the Available Reserve Account Amount as of the related Transfer Date, and the Covered Amount for the related Interest Accrual Period;

                  (xx) the Aggregate Interest Rate Caps Notional Amount and the amount deposited in the Cap Proceeds Account during the related Monthly Period;

                  (xxi) the amount of claims, if any, on the Policy on such Distribution Date; and

                  (xxii) the Excess Spread Percentage for the related Monthly Period.

         (b) Annual Securityholders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 2005, the Paying Agent shall distribute to each Person who at any time during the preceding calendar year was a Series 2004-1 Securityholder, a statement prepared by the Servicer containing the information required to be contained in the regular report to Series 2004-1 Securityholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2004-1 Securityholder, together with, on or before January 31 of each year, beginning in 2005, such other customary information (consistent with the treatment of the Series 2004-1 Securities as debt) as the Trustee, the Transferor or the Servicer deems necessary or desirable to enable the Series 2004-1 Securityholders to prepare their tax returns. Such obligations of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee or the Transferor pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

         SECTION 8. Series 2004-1 Pay Out Events. If any one of the following events shall occur with respect to the Series 2004-1 Securities:

                  (a) failure on the part of the Transferor (i) to make any payment or deposit required to be made by the Transferor by the terms of the Agreement or this Series Supplement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein, (ii) to perform in all material respects the Transferor's covenant not to sell, pledge, assign, or transfer to any person, or grant any unpermitted lien on, any Receivable; or (iii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 2004-1 Securityholders (without regard to the Policy) and which continues unremedied for a period of sixty days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 2004-1 Securities evidencing Undivided Interests aggregating more than 50% of the Invested Amount and continues to affect materially and adversely the interests of the Series 2004-1 Securityholders (without regard to the Policy) for such period;

                  (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, (i) shall prove to have been incorrect in any material respect when made, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 2004-1 Securities evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 2004-1, and (ii) as a result of which the interests of the Series 2004-1 Securityholders (without regard to the Policy) are materially and adversely affected and continue to be materially and adversely affected (without regard to the Policy) for such period; provided, however, that a Series 2004-1 Pay Out Event pursuant to this subsection 8(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period (or such longer period as the Trustee may specify) in accordance with the provisions of the Agreement;

                  (c) the average of the Portfolio Yields for any three consecutive Monthly Periods is reduced to a rate which is less than the average Base Rates for such three consecutive Monthly Periods;

                  (d) (i) the Transferor Interest shall be less than the Minimum Transferor Interest, (ii) the Series 2004-1 Percentage of the sum of the total amount of Principal Receivables plus amounts on deposit in the Excess Funding Account shall be less than the sum of the Class A Outstanding Principal Amount and the Class B Outstanding Principal Amount, (iii) the total amount of Principal Receivables and the amounts on deposit in the Excess Funding Account, the Principal Account and the Principal Funding Account shall be less than the Minimum Aggregate Principal Receivables or (iv) the Retained Percentage shall be equal to or less than 2%, in each case as of any Determination Date;

                  (e) any Servicer Default shall occur which would have a material adverse effect on the Series 2004-1 Securityholders (without regard to the Policy);

                  (f) failure of any Cap Provider to make any payment under an Interest Rate Cap within 30 days of the date such payment was due; or

                  (g)      any claim on the Policy shall occur;

then, in the case of any event described in subparagraph (a), (b) or (e), after the applicable grace period, if any, set forth in such subparagraphs, the Holders of Series 2004-1 Securities evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 2004-1, by notice then given in writing to the Trustee, the Transferor and the Servicer may declare that a pay out event (a "Series 2004-1 Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c), (d),
(f) or (g), a Series 2004-1 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 2004-1 Securityholders immediately upon the occurrence of such event.

         SECTION 9. Series 2004-1 Termination. The right of the Series 2004-1 Securityholders to receive payments from the Trust will terminate on the first Business Day following the Series 2004-1 Termination Date unless such Series is an Affected Series as specified in Section 12.1(c) of the Agreement and the sale contemplated therein has not occurred by such date, in which event the Series 2004-1 Securityholders shall remain entitled to receive proceeds of such sale when such sale occurs.

         SECTION 10. Legends; Transfer and Exchange; Restrictions on Transfer of Series 2004-1 Securities.

         (a) Each Class A Security that is a Global Security deposited with DTC, or a custodian on behalf of DTC, shall bear a legend, substantially in the following form:

                  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         (b) Each Class A Security and each Class B Security shall bear a legend, substantially in the following form:

                  EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE TRANSFEROR AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE,
         (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE
         (IV) AND THIS CLAUSE (V), AS APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

         (c) Each Class B Security shall bear a legend, substantially in the following form:

                  THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE

         SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. METRIS RECEIVABLES, INC. SHALL BE PROHIBITED FROM TRANSFERRING ANY INTEREST IN OR PORTION OF THIS SECURITY UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH PROPOSED TRANSFER WILL NOT ADVERSELY AFFECT THE FEDERAL, MINNESOTA OR DELAWARE INCOME TAX CHARACTERIZATION OF ANY OUTSTANDING SERIES OF INVESTOR SECURITIES OR THE TAXABILITY (OR TAX CHARACTERIZATION) OF THE TRUST UNDER FEDERAL, MINNESOTA OR DELAWARE INCOME TAX LAWS. THE TRANSFER OF THIS SECURITY IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         (d) To the fullest extent permitted by applicable law, Metris Receivables, Inc. shall be prohibited from transferring any interest in or portion of the Class B Securities unless, prior to such sale, assignment, participation, pledge, hypothecation, rehypothecation, transfer or other disposition (a "Transfer"), it shall have delivered to the Trustee an Opinion of Counsel to the effect that such proposed Transfer will not adversely affect the Federal or Applicable Tax State income tax characterization of any outstanding Series of Investor Securities or the taxability (or tax characterization) of the Trust under Federal or Applicable Tax State income tax laws. Metris Receivables, Inc. may not effect any Transfer of any interest in or portion of the Class B Securities to any Person other than the Insurer or an Affiliate of the Insurer, without the prior written consent of the Insurer. In no event shall any interest in or portion of the Class B Securities be transferred to Metris or DMCCB. As a condition to transfer of an interest in or portion of the Class B Securities the transferee shall be required to agree not to institute against, or join any other Person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after all Investor Securities are paid in full. The Transferor shall provide prompt written notice to the Rating Agencies of any such transfer.

         SECTION 11. The Policy.

         (a) The Transferor hereby represents that (i) it has obtained the Policy in the name of the Trustee and solely for the benefit of the Series 2004-1 Securityholders, (ii) that it has entered into the Insurance Agreement which provides for the issuance of the Policy by the Insurer and (iii) that the Policy permits the Trustee (or the Servicer on its behalf) to draw on the Policy from time to time for the purposes set forth in this Series Supplement. The Insurer shall not be entitled to reimbursement for any draws, interest or fees with respect to the Policy from the corpus of the Trust, except as specifically provided herein.

         (b) Pursuant to the Policy, if on any Determination Date the Servicer notifies the Trustee that on the related Distribution Date (i) the funds that will be on deposit in the Interest Funding Account and that will be available for distribution will be insufficient to pay the Class A Monthly Interest with respect to such Monthly Period, (ii) the Series Servicing Fee with respect to such Monthly Period will not be paid in full, or (iii) a Potential Class A Charge-Off shall occur, then the Trustee shall give notice to the Insurer by telecopy or other writing by the close of business on the second Business Day prior to the Distribution Date demanding payment of an amount equal to the deficiency. In addition, if on the Scheduled Series 2004-1 Termination Date the outstanding principal amount of the Class A Securities after application of all amounts to Class A Principal on such date would be greater than zero, the Trustee shall give notice to the Insurer by telecopy or other writing by the close of business on the second Business Day prior to the Scheduled Series 2004-1 Termination Date demanding payment of an amount equal to such excess (the amount demanded pursuant to this sentence and the preceding sentence, the "Policy Claim Amount"). Following receipt by the Insurer of such notice, the Insurer will pay the Policy Claim Amount before 12:00 noon on the Business Day preceding the Distribution Date (i) with respect to funds to be applied to the payment of Class A Monthly Interest, to the Trustee for deposit in the Distribution Account, (ii) with respect to funds to be applied to the payment of the Series Servicing Fee, to the Servicer and (iii) with respect to funds to be applied with respect to a Potential Class A Charge-Off, to the Trustee to be treated as Available Series 2004-1 Principal Collections and deposited in the Distribution Account.

         If payment of any amount guaranteed by the Insurer pursuant to the Policy is avoided as a preference payment (the "Preference Amount") under applicable bankruptcy, insolvency, receivership or similar law in the event of an insolvency of the Transferor, the Servicer, Metris Companies Inc. or the Trust, the Insurer will pay such amount out of its funds on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by the Insurer or the fiscal agent from the Trustee of (A) a certified copy of the order (the "Order") of the court or other governmental body which exercised jurisdiction to the effect that the Trustee is required to return the amount of any Policy Claim Amounts distributed with respect to the Class A Securities during the term of the Policy because such distributions were avoidable preference payments under applicable bankruptcy or similar law, (B) a notice for payment in the form specified by the Policy and (C) an assignment duly executed and delivered by each Class A Securityholder, in such form as is reasonably required by the Insurer and provided to such Class A Securityholder by the Insurer, irrevocably assigning to the Insurer all rights and claims of such Class A Securityholder relating to or arising under the Class A Securities against the debtor which made such preference payment or otherwise with respect to such preference payment or (ii) the date of Receipt by the Insurer or the fiscal agent from the Trustee of the items referred to in clauses (A), (B) and (C) above if, at least four Business Days prior to such date of Receipt, the Insurer or the fiscal agent shall have Received written notice from the Trustee that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Trustee or Class A Securityholder directly.

         The terms "Receipt" and "Received", with respect to the Policy, mean actual delivery to the Insurer and to its fiscal agent appointed by the Insurer at its option, if any, prior to 1:00 p.m., New York City time, on a Business Day; delivery either on a day that is not a Business Day or after 1:00 p.m., New York City time, shall be deemed to be Received on the next succeeding Business Day. If any notice or certificate given under the Policy by the Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and the Insurer or the fiscal agent shall promptly so advise the Trustee and the Trustee may submit an amended notice.

         (c) So long as the Insurer has not defaulted on its obligations under the Policy, the Insurer will be entitled to exercise the rights, including all voting rights, of the Class A Securityholders without the consent of the Class A Securityholders (including any voting rights with respect to amending the Agreement or this Series Supplement or terminating a Servicer) and the Class A Securityholders may only exercise such voting rights with the prior written consent of the Insurer; provided, however, in the case of any amendment to, or waiver of, any term of the Agreement or this Series Supplement that would require the consent of all Series 2004-1 Securityholders, the consent of the Series 2004-1 Securityholders shall be required in addition to the consent of the Insurer. In determining whether the required percentage of Series 2004-1 Securityholders have given their approval or consent with respect to an action requiring the consent of a majority of the Series 2004-1 Securityholders, except as otherwise specified, the Class A Securityholders will be treated as a single Series.

         SECTION 12. Ratification of Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument. The Transferor hereby confirms the conveyance of the Trust Property to the Trustee for the benefit of the Series 2004-1 Securityholders.

         SECTION 13. [Reserved].

         SECTION 14. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         SECTION 15. Governing Law; Submission to Jurisdiction; Appointment of Agent for Service of Process. This Series Supplement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws. The parties hereto hereby declare that it is their intention that this Series Supplement shall be regarded as made under the laws of the State of Delaware and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required. Each of the parties hereto agrees (a) that this Series Supplement involves at least $100,000.00, and (b) that this Series Supplement has been entered into by the parties hereto in express reliance upon 6 Del.C. Section 2708. Each of the parties hereto hereby irrevocably and unconditionally agrees
(a) to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b)(1) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party's agent for acceptance of legal process, and (2) that, to the fullest extent permitted by applicable law, service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to (b)(1) or (2) above shall, to the fullest extent permitted by applicable law, have the same legal force and effect as if served upon such party personally within the State of Delaware. For purposes of implementing the parties' agreement to appoint and maintain an agent for service of process in the State of Delaware, each such party that has not as of the date hereof already duly appointed such an agent does hereby appoint RL&F Service Corp., One Rodney Square, Tenth Floor, Wilmington, New Castle County, Delaware 19801, as such agent.

         SECTION 16. Instructions in Writing. All instructions or other communications given by the Servicer or any other person to the Trustee pursuant to this Series Supplement shall be in writing, and, with respect to the Servicer, may be included in a Daily Report or Settlement Statement.

         SECTION 17. Amendment for FASIT Purposes. Each Series 2004-1 Securityholder, by acquiring an interest in a Series 2004-1 Security, is deemed to consent to any amendment to the Agreement or this Series Supplement necessary for the Transferor to elect for the Trust or any portion thereof to be treated as a financial asset securitization investment trust ("FASIT") within the meaning of Section 860L of the Internal Revenue Code (or any successor provision thereto), provided, that such election may not be made unless the Transferor delivers an opinion to the Trustee and the Servicer to the effect that such election will not adversely affect the Federal or Applicable Tax State income tax characterization of any outstanding Series of Investor Securities or the taxability of the Trust under Federal or Applicable Tax State income tax laws.

         SECTION 18. Paired Series. Subject to obtaining Rating Agency Confirmation, and prior to the commencement of the Early Amortization Period, the Series 2004-1 Securities may be paired with one or more other Series (each a "Paired Series"). Each Paired Series either will be pre-funded with an initial deposit to a pre-funding account in an amount up to the initial principal balance of such Paired Series and primarily from the proceeds of the sale of such Paired Series or will have a variable principal amount. Any such pre-funding account will be held for the benefit of such Paired Series and not for the benefit of the Series 2004-1 Securityholders. As principal is deposited in the Principal Account or the Principal Funding Account or is paid with respect to the Series 2004-1 Securities, either (i) in the case of a pre-funded Paired Series, an equal amount of funds on deposit in any pre-funding account for such pre-funded Paired Series will be released (which funds will be distributed to the Transferor) or (ii) in the case of a Paired Series having a variable principal amount, an interest in such variable Paired Series in an equal or lesser amount may be sold by the Trust (and the proceeds thereof will be distributed to the Transferor) and, in either case, the invested amount in the Trust of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Series 2004-1 Securities, assuming that there have been no unreimbursed charge-offs with respect to any related Paired Series, the aggregate invested amount of such related Paired Series will have been increased by an amount up to an aggregate amount equal to the Invested Amount paid to the Series 2004-1 Securityholders since the issuance of such Paired Series. The issuance of a Paired Series will be subject to the conditions described in subsection 6.9(b) of the Agreement.

         SECTION 19. Third Party Beneficiaries. The Agreement as supplemented by this Series Supplement shall inure to the benefit of and be binding upon the parties hereto, the Series 2004-1 Securityholders, the Insurer and their respective successors and permitted assigns.

         SECTION 20. Tax Treatment. In addition to the tax treatment described in Section 3.7 of the Agreement and notwithstanding Section 11.11 of the Agreement, each of the Transferor, the Servicer, and the Holder of the Exchangeable Transferor Security agree, covenant and warrant that at all times
(i) it will treat and take no action inconsistent with the treatment of the Transferor (or its sole member or owner, if the Transferor is treated as a disregarded entity for relevant tax purposes) as the direct beneficial owner of the Receivables and the other assets of the Trust for purposes of federal, state, local and foreign income and franchise taxes and any other tax imposed on or measured by income, and (ii) it will cause any Affiliate with whom each such Person joins in the filing of any tax return, or with whom it is liable for any tax, to so treat, and not to fail to so treat, the Transferor (or its sole member or owner, as applicable) for such purposes. Each Holder of the Exchangeable Transferor Security, by acceptance of its Security, agrees to be bound by the provisions of this Section 20.

         SECTION 21. Investments. The Trustee shall hold each Cash Equivalent that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Trustee that (i) such investment property at all times shall be credited to a securities account of the Trustee,
(ii) all property credited to such securities account shall be treated as a financial asset, (iii) such securities intermediary shall treat the Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (iv) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (v) such securities intermediary shall not agree with any person or entity other than the Trustee to comply with entitlement orders originated by any person or entity other than the Trustee, (vi) such securities account and all property credited thereto shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of such securities intermediary or anyone claiming through such securities intermediary (other than the Trustee), (vii) such agreement between such securities intermediary and the Trustee shall be governed by the laws of the State of New York, and (viii) the State of New York shall be such securities intermediary's jurisdiction for purposes of the UCC. The Trustee shall maintain possession of each other Cash Equivalent in the State of Minnesota, separate and apart from all other property held by the Trustee. Notwithstanding any other provision of this Series Supplement, the Trustee shall not hold any Cash Equivalent through an agent except as expressly permitted by this Section 21. Each term used in this Section 21 and defined in the New York UCC shall have the meaning set forth in the New York UCC.

         SECTION 22. Additional Representations and Warranties of the Transferor. The Transferor hereby makes the following representations and warranties. Such representations and warranties shall survive until the termination of this Series Supplement. Such representations and warranties speak of the date that the Interest Rate Cap Agreement (as defined below) is transferred to the Trustee but shall not be waived by any of the parties to this Series Supplement unless Rating Agency Confirmation with respect to such waiver has been delivered.

         (a) The Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Cap Agreement, the Interest Rate Caps and the Cap Proceeds Account described in Section 3A of this Series Supplement (collectively, the "Interest Rate Cap Agreement") in favor of the Trustee, which security interest is prior to all other Liens (other than Permitted Liens), and is enforceable as such as against creditors of and purchasers from the Transferor.

         (b) The Interest Rate Cap Agreement constitutes either an "account," a "general intangible," or an "instrument," each within the meaning of the applicable UCC.

         (c) At the time of the transfer and assignment of the Interest Rate Cap Agreement to the Trustee pursuant to the Agreement, the Transferor owned and had good and marketable title to the Interest Rate Cap Agreement free and clear of any Lien, claim or encumbrance of any Person (other than Permitted Liens).

         (d) The Transferor has caused, within ten days of the execution of this Series Supplement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Interest Rate Cap Agreement granted to the Trustee pursuant to the Agreement.

         (e) Other than the security interest granted to the Trustee pursuant to the Agreement, the Transferor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Interest Rate Cap Agreement. The Transferor has not authorized the filing of and is not aware of any financing statements against the Transferor that include a description of collateral covering the Interest Rate Cap Agreement other than any financing statement relating to the security interest granted to the Trustee pursuant to the Agreement or any financing statement that has been terminated. The Transferor is not aware of any judgment or tax lien filings against the Transferor.

         SECTION 23. Servicer Covenants; Servicer Defaults.

                  In addition to the reporting obligations specified in Section
         3.4 of the Agreement, the Servicer hereby covenants that it will fulfill the reporting obligations specified in Sections 4.01(i) and 4.01(j) of the Insurance Agreement. A breach of this covenant shall give rise to a Servicer Default under the conditions specified in
         Section 10.1(b) of the Agreement.

               IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 2004-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

                                        METRIS RECEIVABLES, INC.
                                        Transferor

                                        By: /s/ Scott R. Fjellman
                                            -----------------------------------
                                            Name:  Scott R. Fjellman
                                            Title:  Senior Vice President &
                                            Treasurer

                                        DIRECT MERCHANTS CREDIT CARD BANK,
                                        NATIONAL ASSOCIATION Servicer

                                        By: /s/ Scott R. Fjellman
                                            -----------------------------------
                                            Name:  Scott R. Fjellman
                                            Title:  Senior Vice President &
                                            Treasurer

                                        U.S. BANK NATIONAL ASSOCIATION Trustee

                                        By: /s/ Shannon M. Rantz
                                            -----------------------------------
                                            Name:  Shannon M. Rantz
                                            Title:  Vice President

                    (2004-1 Series Supplement Signature Page)

                                                                     Exhibit A-1

                        FORM OF CLASS A INVESTOR SECURITY

         UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

         EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE TRANSFEROR AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") THAT IS SUBJECT TO SECTION 4975 OF THE CODE,
(III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE (V), AS APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).


                                     A-1-1

No. _____                                                            $__________

                                                               CUSIP NO.________

                               METRIS MASTER TRUST
                           FLOATING RATE ASSET BACKED
                        SECURITY, SERIES 2004-1, CLASS A

         Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of revolving consumer credit card accounts transferred or to be transferred by Metris Receivables, Inc. (the "Transferor") and other assets and interests constituting the Trust under the Agreement described below.

         (Not an interest in or a recourse obligation of Metris Receivables, Inc., Direct Merchants Credit Card Bank, National Association or any affiliate of either of them.)

         This certifies that ____________________ (the "Securityholder") is the registered owner of a fractional undivided interest in the Metris Master Trust (the "Trust") issued pursuant to the Second Amended and Restated Pooling and Servicing Agreement, dated as of January 22, 2002 (the "Pooling and Servicing Agreement"; such term to include any amendment, supplement or other modification thereto) by and among the Transferor, Direct Merchants Credit Card Bank, National Association, as Servicer (the "Servicer"), and U.S. Bank National Association, as Trustee (the "Trustee"), and the Series 2004-1 Supplement, dated as of April 20, 2004 (the "Series 2004-1 Supplement"), among the Transferor, the Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 2004-1 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

         This Security does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Security is one of a series of Securities entitled "Metris Master Trust Floating Rate Asset Backed Securities, Series 2004-1, Class A" (the "Class A Securities"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Securityholder by virtue of the acceptance hereof assents and by which the Securityholder is bound.

         The Transferor has structured the Agreement, the Class A Securities, the Metris Master Trust Asset Backed Securities, Series 2004-1, Class B (the "Class B Securities" and collectively with the Class A Securities, the "Series 2004-1 Securities") with the intention that the Series 2004-1 Securities will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class A Security (a "Class A Securityholder") or any interest therein by acceptance of its Securities or any interest therein, agrees to treat the Class A


                                     A-1-2

Securities for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

         No principal will be payable to the Class A Securityholders until the earlier of the Expected Final Payment Date and, upon the occurrence of a Pay Out Event, the Distribution Date following the Monthly Period in which the Pay Out Event occurs. No principal will be payable to the Class B Securityholders (other than with respect to Class B Excess Amounts) until all principal payments have been made to the Class A Securityholders.

         Interest on the Class A Securities will be payable on June 21, 2004 and on the 20th day of each month thereafter or, if such day is not a business day, on the next succeeding business day (each, a "Distribution Date"), in an amount equal to the product of (i) the Class A Interest Rate in effect with respect to the related Interest Accrual Period, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the Class A Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period.

         Interest payments on the Class A Securities on each Distribution Date will be funded from Available Series 2004-1 Finance Charge Collections with respect to the preceding Monthly Period and from certain other funds allocated as set forth in the Pooling and Servicing Agreement to the respective classes of the Series 2004-1 Securities and deposited on each business day during such Monthly Period in the Interest Funding Account.

         "Class A Invested Amount" shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the Class A Initial Invested Amount minus (b) the aggregate amount of principal payments made to Class A Securityholders through and including such Business Day, minus
(c) the aggregate amount of Class A Charge-Offs for all prior Distribution Dates, plus (d) the sum of the aggregate amount reimbursed with respect to reductions of the Class A Invested Amount through and including such Business Day pursuant to subsection 4.9(a)(v) of the Agreement plus, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b), 4.14, 4.16(b) and (c), 4.17(b), and 4.18(b), (c) and (d) of the Agreement, for
the purpose of reimbursing amounts deducted pursuant to the foregoing clause
(c); provided, however, that the Class A Invested Amount may not be reduced below zero.

         Subject to the Agreement, payments of principal are limited to the unpaid Class A Invested Amount of the Class A Securities, which may be less than the unpaid balance of the Class A Securities pursuant to the terms of the Agreement. All principal on the Class A Securities is due and payable no later than the April 2011 Distribution Date (the "Scheduled Series 2004-1 Termination Date"). After the earlier to occur of (i) the Scheduled Series 2004-1 Termination Date and (ii) the day after the Distribution Date on which the Series 2004-1 Securities are paid in full (the "Series 2004-1 Termination Date") neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class A Securities. In the event that the Class A Invested Amount is greater than zero on the Series 2004-1 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount and the Class B Invested Amount at the close of business on such date (but not


                                      A-1-3
more than the total amount of Receivables allocable to the Investor Securities), and shall pay the proceeds to the Class A Securityholders pro rata in final payment of the Class A Securities and then to the Class B Securityholders pro rata in final payment of the Class B Securities.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Security shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

         This Security shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to its conflict of law provisions.


                                     A-1-4

         IN WITNESS WHEREOF, the Transferor has caused this Security to be duly executed.

                                        METRIS RECEIVABLES, INC.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:
Dated:  __________, ____


                                     A-1-5

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Securities referred to in the within-mentioned Pooling and Servicing Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION, not in
                                        its individual capacity but solely as
                                        Trustee

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                     A-1-6

                                                                     Exhibit A-2

                        FORM OF CLASS B INVESTOR SECURITY

         THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. METRIS RECEIVABLES, INC. SHALL BE PROHIBITED FROM TRANSFERRING ANY INTEREST IN OR PORTION OF THIS SECURITY UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH PROPOSED TRANSFER WILL NOT ADVERSELY AFFECT THE FEDERAL, MINNESOTA OR DELAWARE INCOME TAX CHARACTERIZATION OF ANY OUTSTANDING SERIES OF INVESTOR SECURITIES OR THE TAXABILITY (OR TAX CHARACTERIZATION) OF THE TRUST UNDER FEDERAL, MINNESOTA OR DELAWARE INCOME TAX LAWS. THE TRANSFER OF THIS SECURITY IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE TRANSFEROR AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") THAT IS SUBJECT TO SECTION 4975 OF THE CODE,
(III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE (V), AS APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).


                                     A-2-1

No. _____                                                            $__________

                               METRIS MASTER TRUST
                                  ASSET BACKED
                        SECURITY, SERIES 2004-1, CLASS B

         Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of revolving consumer credit card accounts transferred or to be transferred by Metris Receivables, Inc. (the "Transferor") and other assets and interests constituting the Trust under the Agreement described below.

         (Not an interest in or a recourse obligation of Metris Receivables, Inc., Direct Merchants Credit Card Bank, National Association or any affiliate of either of them.)

         This certifies that Metris Receivables, Inc. (the "Securityholder") is the registered owner of a fractional undivided interest in the Metris Master Trust (the "Trust") issued pursuant to the Second Amended and Restated Pooling and Servicing Agreement, dated as of January 22, 2002 (the "Pooling and Servicing Agreement"; such term to include any amendment, supplement or other modification thereto) by and among the Transferor, Direct Merchants Credit Card Bank, National Association, as Servicer (the "Servicer"), and U.S. Bank National Association, as Trustee (the "Trustee"), and the Series 2004-1 Supplement, dated as of April 20, 2004 (the "Series 2004-1 Supplement"), among the Transferor, the Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 2004-1 Supplement, is herein referred to as the "Agreement." The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

         This Security does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Security is one of a series of Securities entitled "Metris Master Trust Asset Backed Securities, Series 2004-1, Class B" (the "Class B Securities"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Securityholder by virtue of the acceptance hereof assents and by which the Securityholder is bound.

         To the fullest extent permitted by applicable law, Metris Receivables, Inc. shall be prohibited from transferring any interest in or portion of the Class B Securities unless, prior to such sale, assignment, participation, pledge, hypothecation, rehypothecation, transfer or other disposition (a "Transfer"), it shall have delivered to the Trustee an Opinion of Counsel to the effect that such proposed Transfer will not adversely affect the Federal or Applicable Tax State income tax characterization of any outstanding Series of Investor Securities or the taxability (or tax characterization) of the Trust under Federal or Applicable Tax State income tax laws. To the fullest extent permitted by applicable law, Metris Receivables, Inc. may not effect any Transfer of any interest in or portion of the Class B Securities to any Person other than the Insurer or an


                                     A-2-2

Affiliate of the Insurer, without the prior written consent of the Insurer. To the fullest extent permitted by applicable law, in no event shall any interest in or portion of the Class B Securities be transferred to Metris or DMCCB. As a condition to transfer of an interest in or portion of the Class B Securities the transferee shall be required to agree not to institute against, or join any other Person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after all Investor Securities are paid in full.

         No principal will be payable to the Class B Securityholders (other than with respect to Class B Excess Amounts) until the earlier of the Expected Final Payment Date and, upon the occurrence of a Pay Out Event, the Distribution Date following the Monthly Period in which the Pay Out Event occurs but in no event earlier than the Distribution Date either on or following the Distribution Date on which Class A Invested Amount has been paid in full. No principal will be payable to the Class B Securityholders until all principal payments have first been made to the Class A Securityholders.

         "Class B Invested Amount" shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the initial principal balance of the Class B Securities, minus (b) the aggregate amount of principal payments made to Class B Securityholders through and including such Business Day, minus (c) the aggregate amounts by which the Transferor has reduced the Class B Invested Amount pursuant to subsection 4.12(b) of the Agreement, minus (d) the aggregate amount of Class B Charge-Offs for all prior Distribution Dates, minus (e) the aggregate amount of Redirected Principal Collections for all prior Distribution Dates plus (f) the sum of the aggregate amount reimbursed with respect to reductions of the Class B Invested Amount through and including such Business Day pursuant to subsection 4.9(a)(xii) of the Agreement plus, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b), 4.16(b) and (c), 4.17(b), and 4.18(b),
(c) and (d) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d) and (e); provided, however, that the Class B Invested Amount may not be reduced below zero.

         Subject to the Agreement, payments of principal are limited to the unpaid Class B Invested Amount of the Class B Securities, which may be less than the unpaid balance of the Class B Securities pursuant to the terms of the Agreement. All principal on the Class B Securities is due and payable no later than the April 2011 Distribution Date (the "Scheduled Series 2004-1 Termination Date"). After the earlier to occur of (i) the Scheduled Series 2004-1 Termination Date or (ii) the day after the Distribution Date on which the Series 2004-1 Securities are paid in full (the "Series 2004-1 Termination Date") neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class B Securities. In the event that the Class B Invested Amount is greater than zero on the Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount and the Class B Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Securities), and shall pay the proceeds to the Class A Securityholders pro rata in final payment of the Class A Securities and then to the Class B Securityholders pro rata in final payment of the Class B Securities.


                                      A-2-3

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Security shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

         This Security shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to its conflict of law provisions.


                                     A-2-4

         IN WITNESS WHEREOF, the Transferor has caused this Security to be duly executed.

                                                  METRIS RECEIVABLES, INC.

                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:
Dated:  ___________, _____


                                     A-2-5

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class B Securities referred to in the within-mentioned Pooling and Servicing Agreement.


                                        U.S. BANK NATIONAL ASSOCIATION, not in
                                        its individual capacity but solely as
                                        Trustee

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                      A-2-6

                                                                       EXHIBIT B

                  METRIS RECEIVABLES, INC. METRIS MASTER TRUST
                    SECURITYHOLDERS' STATEMENT SERIES 2004-1

                                                                                                                 MONTHLY
                                                                                                                  REPORT
                                       SECTION                                       CLASS             CLASS    MONTH-YEAR
                                         5.2                                           A                 B         TOTAL
--------------------------------------------------------------------------------------------------------------------------
(i)        Outstanding Principal Amount
(ii)       Security Principal Distributed
(iii)      Security Interest Distributed
(iv)       Principal Collections
(v)        Finance Charge Collections
           Recoveries
           Initial Interest Funding Account Deposit
           Interest Earned on Accounts
           Total Finance Charge Collections
Total Collections
(vi)       Aggregate Amount of Principal Receivables
           Invested Amount (End of Month)
           Floating Allocation Percentage
           Fixed/Floating Allocation Percentage
           Invested Amount (Beginning of Month)
           Average Daily Invested Amount
(vii)      Receivable Delinquencies (As a % of Total Receivables)
           Current
           30 Days to 59 Days (1 to 29 Days Contractually Delinquent)
           60 Days to 89 Days (30 to 59 Days Contractually Delinquent)
           90 Days and Over (60+ Days Contractually Delinquent)
Total Receivables
(viii)     Aggregate Investor Default Amount
           As a % of Average Daily Invested Amount
           (Annualized based on 365 days/year)
(ix)       Charge-Offs
(x)        Series Servicing Fee
(xi)       Unreimbursed Redirected Principal Collections
(xii)      Excess Funding Account Balance
(xiii)     New Accounts Added
(xiv)      Average Gross Portfolio Yield
           Average Net Portfolio Yield
(xv)       Minimum Base Rate
           Excess Spread
(xvi)      Principal Funding Account Balance
(xvii)     Accumulation Shortfall
(xviii)    Scheduled date for the commencement of the Accumulation Period
           Accumulation Period Length
(xix)      Principal Funding Account Investment Proceeds Deposit
           Required Reserve Account Amount
           Available Reserve Account Amount
           Covered Amount
(xx)       Aggregate Interest Rate Caps Notional Amount
           Deposit to the Caps Proceeds Account
(xxi)      Policy Claim Amount
(xxii)     Excess Spread Percentage


                                      B-1